EXHIBIT 10.99

                         ALLIANCE PROTOTYPE 401(K) PLAN

                         STANDARDIZED ADOPTION AGREEMENT

This standardized adoption agreement has been prepared to accommodate the needs of most employers desiring to adopt a 401(k) plan in a prototype format. It is an important legal document and should be reviewed carefully by an attorney or other retirement plan adviser. In particular, because of its standardized structure, note that the adoption agreement requires that employees of both the adopting employer and of any affiliate of the employer must participate in the plan. If an employer contemplating adoption of this prototype form is a parent or a subsidiary of, or otherwise closely connected with, another business that will not be participating in the plan (such as through an "employee leasing" or other servicing arrangement), professional guidance is essential.

Alliance offers a non-standardized 401(k) plan adoption agreement that may accommodate these and other situations requiring additional options to satisfy more complicated 401(k) plan structures. Please contact the Alliance Retirement Plan Department to receive the Alliance non-standardized 401(k) plan adoption agreement.



ALLIANCE PROTOTYPE 401(k) PLAN
(STANDARDIZED)


Employer Business Name:
Biomune Systems, Inc


The Employer named above hereby

     X adopts a Section 401(k) plan in the form of the Alliance Prototype 401(k) Plan.

    ___  amends and continues its existing Section 401(k) plan referred to in
         Item II below to provide as set forth in the Alliance Prototype 401(k) Plan.

Biomune Systems Inc, 401(k) Plan

The name of the plan is
                        -------------------------------------------------------


I.      EMPLOYER DATA

        A.     2401 South Foothill Blvd
               ----------------------------------------------------------
               Employer's Address:  Number and Street
                      Salt Lake City, Utah   84109
               ----------------------------------------------------------
               City                  State                    Zip

        B.     (801)466-3441
               ----------------------------------------------------------
               Employer's Telephone Number

        C.     9/30
               ----------------------------------------------------------
               Employer's Taxable Year Ends

        D.     87-038008
               ----------------------------------------------------------
               Employer's Taxpayer Identification Number

        E.     The Employer is:     X    a corporation
                                    --
                                         a partnership or unincorporated sole
                                    --   proprietorship

                                    --   an S corporation

        F.     Biological Research & Sales
               -----------------------------------------------------------
               Type of Business


II.  PLAN DATA

     A. Effective Date: The first day of the Plan Year
        beginning  June 15,1996  (insert date).
                  -------------
     B. If this is an amendment of an existing plan, complete the following:

               --------------------------------------------------------
               Name of Prior Plan

               --------------------------------------------------------
               Original Effective Date of Prior Plan

        C.     12/31
               ---------------------------------------------------------
               The Plan Year Ends


III. PARTICIPATION REQUIREMENTS

     A. Eligibility. Subject to the exclusions for Employees subject to collective bargaining (union) and non-resident alien Employees set forth in the Prototype Plan, all Employees of all Employers are eligible to participate in the Plan.

     B.   Age and Service Requirements.

          1. Age (choose one - if neither box is checked, the first box will be deemed to have been selected):

                    No minimum age requirement
               --

               X    The Employee must be at least age __18__ (not greater than
               --   21)

          2. Years of Service (choose one - if no box is checked, the first box will be deemed to have been selected):

                    No service requirement
               --
                    The Employee must complete one Year of Service.
               --
               X    The Employee must complete __0_ months of Service (no more
               --   than 12). (If this option is selected, Service will be
                    determined using the elapsed time method regardless of the option selected in Item IV.A.)

          3.   Waiver (choose either or both, if applicable):

               For individuals employed on the Effective Date:

               X    The age requirement is waived
               --
               X    The service requirement is waived
               --

     C. Entry Date (choose one - if no box is checked, the first box will be deemed to have been selected):

               X    Semi-annually as of the first day of the first month and
               --
                    first day of the seventh month of the Plan Year.

                    Quarterly as of the first day of the first month, of the
               --
                    fourth month, of the seventh and the tenth month of the Plan Year.

                    Monthly as of the first day of the calendar month.
               --

     D. Calculation of Service. Service for eligibility will be determined on the basis of (choose one - if neither box is checked, the first box will be deemed to have been selected):

                X            Hours (actual hours)
                --

                             Elapsed time
                --


IV.  CONTRIBUTIONS AND FORFEITURES

     A. Salary Deferral Contributions. Participant elections to defer Compensation shall be made in either (a) increments of 1% which shall not be less than 1% nor greater than _15__% (not greater than 15) or
          (b) a specific dollar amount which shall not exceed the percentage contribution specified in (a).

               The deferral amount is to be allocated to the Participant's Account under the Plan as a Section 401(k) Contribution.

     B.   401(k) Bonus Contributions

               If the Employer declares a 401(k) Bonus Contribution for a Plan Year, the contribution will be allocated as a Section 401(k) Contribution to the Accounts of (choose one - if neither box is checked, the first box will be deemed to have been selected):

                    Only eligible Participants who are Non-Highly Compensated
               --   Employees

                X   All eligible Participants
               --

     C.   Matching Contributions

          1. Amount of Matching Contributions (choose one - if no box is checked, the first box will be deemed to have been selected):

                    No Matching Contributions shall be made.
               --

                    The Employer shall with respect to each payroll period make
               -- Matching Contributions for each Participant equal to ___% of the Participant's Salary Deferral Contribution attributable to that payroll period but not in excess of the first ____% of the Participant's Compensation for that payroll period which is contributed as a Salary Deferral Contribution, but no Matching Contribution shall be made on Salary Deferral Contributions in excess of $________ per payroll period

                              The Employer shall make Matching Contributions
                       -- equal to the sum of (1) _______% of the portion of the Participant's Salary Deferral Contribution which does not exceed (a) ______ % of the Participant's Compensation plus (2) _______% of the portion of the Participant's Salary Deferral Contribution which exceeds (b) ______% of the Participant's Compensation, but does not exceed
                              (c) ______% of the Participant's Compensation. The percentage entered in (2) must not be greater than the percentage in (1), the percentage entered in
                              (b) must be equal to or greater than the percentage in (a) and the percentage entered in
                              (c) must be greater than the percentage in (b).

                        X     The Employer may make discretionary Matching
                       --     Contributions for each Participant equal to a
                              specified percentage of the Participant's
                              Compensation which is contributed as a Salary
                              Deferral Contribution; provided that the Employer may establish a maximum limit on the amount of Salary Deferral Contributions that are matched specified either as a dollar amount or as a percentage of Compensation.

          2. Eligibility for Matching Contributions. Matching contributions will be allocated to the Accounts of (choose one - if neither box is checked, the first box will be deemed to have been selected):

                       X      All eligible Participants
                       --
                              Only eligible Participants who are Non-Highly
                       --     Compensated Employees

          3. Forfeitures Attributable to Matching Contributions will be (choose one - if neither box is checked, the first box will be deemed to have been selected):

                              used to reduce the Employer's Matching
                       -- Contribution in the Plan Year in which they occur in the manner described in Section 3.8 of the Prototype Plan.

                       X      reallocated at the end of the Plan Year in which
                       --     the forfeiture occurs to each eligible
                              Participant's Account, in the ratio that the Participant's total Compensation bears to all eligible Participants' total Compensation.

     D. Profit-Sharing Contribution (choose one - if neither box is checked, the first box will be deemed to have been selected):

                      No Profit-Sharing Contributions shall be made.
               --
               X      The Employer may make discretionary Profit-Sharing
               --     Contributions under the Plan.

          1.   Who Shares in Profit-Sharing Contributions:

               General Rule: Except as provided below, any Participant who has Compensation in the Plan Year will be entitled to share in Profit-Sharing Contributions for the Plan Year. (choose (a) or
               (b) as applicable - if no box is checked, the first box will be deemed to have been selected):

               (a) X A Participant who is not employed by an Employer or an
                  -- Affiliate on the last day of the Plan Year and who did not complete more than 500 Hours of Service for the Plan Year will not share in Profit-Sharing Contributions for that year. (Note - If this option is selected, the Plan Administrator is required to obtain records of Hours of Service even if the elapsed time method of determining service is selected in Item IV.A. or Item VI.B.)

                         If this box is checked, Participants who die, incur a
                    -- Disability or retire after age ______ (insert an age not greater than the Normal Retirement Age specified in
                         Item VI.A) during the Plan Year will be entitled to share in any Profit-Sharing Contributions for the Plan Year even if they would otherwise be excluded from sharing in the contributions under the preceding paragraph.

               (b)     No exceptions to the general rule apply.
                    --

         2. Allocation of Profit-Sharing Contributions (choose one - if neither box is checked, the first box will be deemed to have been selected):

                X   Profit-Sharing Contributions will not be allocated
               --   using permitted disparity.

                    Profit-Sharing Contributions will be allocated using
               --   permitted disparity.

     E. After-Tax Contributions (choose one - if neither box is checked, the first box will be deemed to have been selected):

          After-tax contributions

                X   Will not be permitted
               --

                    Will be permitted
               --

     F.   Compensation

          For purposes of determining permissible amounts of Salary Deferral Contributions, Matching Contributions and After-Tax Contributions, and allocating any Section 401(k) Bonus Contributions, Compensation paid before a Participant's Entry Date (choose one - if neither box is checked, the first box will be deemed to have been selected):

                    __   will not           X   will
                                           --
          be taken into consideration.


V.   VESTING OF CONTRIBUTIONS

     A.   Normal Retirement Age is Age 65.

     B.   Calculation of Service for Vesting.

          1. Method of calculation (choose one - if neither box is checked, the first box will be deemed to have been selected):

                X   Hours (actual hours)
               --
                    Elapsed time
               --

          2. For vesting purposes, Service during any period which neither the Employer nor any Affiliate maintained the Plan or a "predecessor plan" within the meaning of Code Section 414(a) (choose one - if neither box is checked, the first box will be deemed to have been selected):

                    will not
               --
               X    will
               --
               be excluded

     C.   Vesting Schedule

          1. Profit-Sharing Contributions vest in accordance with the following schedule (choose one - if no box is checked, the first box will be deemed to have been selected):

                    Full and immediate vesting
               --
                    100% after __________ (not greater than 3) Years of Service
               --
                    20% after __________ (not greater than 2) Years of Service
               --   and an additional 20% for each year thereafter

                X   Other vesting schedule (complete schedule):
               --

                       Years of         Vested
                       Service          Percentage

                          1                 50     %
                                         ----------
                          2                 100    % (not less than 20)
                                         ----------
                          3                        % (not less than 40)
                                         ----------
                          4                        % (not less than 60)
                                         ----------
                          5                        % (not less than 80)
                                         ----------
                          6                        % (not less than 100)
                                         ----------

          2. Matching Contributions vest in accordance with the following schedule (choose one - if no box is checked, the first box will be deemed to have been selected):

               X    Same vesting schedule as Profit-Sharing Contributions
               --
                    Full and immediate vesting
               --
                    Other vesting schedule (complete schedule):
               --

                      Years of         Vested
                      Service          Percentage

                         1                        %
                                        ----------
                         2                        % (not less than 20)
                                        ----------
                         3                        % (not less than 40)
                                        ----------
                         4                        % (not less than 60)
                                        ----------
                         5                        % (not less than 80)
                                        ----------
                         6                        % (not less than 100)
                                        ----------


VI.  WITHDRAWALS AND LOANS

     Withdrawals of After-Tax Contributions are always permitted to the extent provided in the Prototype Plan.

     A. Withdrawals After Age 59 1/2 (choose one - if neither box is checked, the first box will be deemed to have been selected):

           X   Are not permitted
          --
               Withdrawals of the vested portion of the Participant's Account
          --   will be permitted to the extent allowable under the law after a
               Participant attains age 59 1/2.

     B. Hardship Withdrawals From Salary Deferral Accounts (choose one - if neither box is checked, the first box will be deemed to have been selected):

           X   Are permitted to the extent allowable under the law
          --
               Are not permitted
          --

     C. Loans (choose one - if neither box is checked, the first box will be deemed to have been selected):

           X   Loans will not be permitted
          --
               Loans will be permitted
          --


VII. DIRECTION OF INVESTMENTS

     A Participant's Account will be invested among the investments selected by the Employer as investment options under the Plan as directed by the Participant.

     To the extent a Participant fails to exercise investment control over his Account when such control is given to him above, the assets in the Participant's Account will be invested in the "default investment vehicle" which is ___ Money Market __________.

(NOTE: Plan fiduciaries are not afforded protection under the Department of Labor's regulations under section 404(c) of the Employee Retirement Income Security Act of 1974, as amended, for investments made pursuant to a default investment provision of an employee benefit plan.)


VIII. TOP-HEAVY PROVISIONS

     A. Satisfaction of Requirements (choose one - if neither box is checked, the first box will be deemed to have been selected):

           X   Check this box and complete the remainder of this item if this
          --   Plan is to satisfy the top-heavy requirements only in Plan Years in which the Plan is a Top-Heavy Plan. If the Employer or any of its Affiliates maintain any other plan, indicate which plan will provide the required minimum allocation:

               -------------------------------------------------------

               -------------------------------------------------------

               Check this box if this Plan is to automatically satisfy
          -- the top-heavy requirements each Plan Year. Each Plan Year the Employer will make a Profit-Sharing Contribution at least equal to 3% of the Compensation of each eligible Participant.

     B. Top-Heavy Amendments. Notwithstanding any other provision of the Plan to the contrary, the following special top-heavy adjustments, relating to minimum allocation and valuation date provisions, interest rate and mortality assumptions for defined benefit plan computations and adjustments to the limitations of section 415 of the Code shall apply:

                ------------------------------------------------------------

                ------------------------------------------------------------

                ------------------------------------------------------------


IX.  MAXIMUM ALLOCATIONS

     A. Other Defined Contribution Plans. If a Participant is covered under another Defined Contribution Plan (other than a Master or Prototype
          Plan), or a Welfare Benefits Fund or Individual Medical Account (choose one - if neither box is checked, the first box will be deemed to have been selected):

           X   The provisions of subsections (c)(i) through (c)(vi) of Section
          --   4.1 of the Prototype Plan will apply as if the other plan were a
               Master or Prototype Plan.

               The following method will be used to limit total Annual Additions
          -- to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:

               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

     B. Defined Benefit Plans. If a Participant is or has ever been a participant in a Defined Benefit Plan the following method (which must preclude Employer discretion) will be used to ensure that (1) the limitation on contributions to Defined Contribution Plans under section 415(c) of the Code, and (2) the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0:

                ------------------------------------------------------------

                ------------------------------------------------------------

                ------------------------------------------------------------

     C.   Limitation Year (if other than the Plan Year):

                ------------------------------------------------------------


X.   PLAN ADMINISTRATOR

     The Plan Administrator will be the Employer, unless another person identified below has been appointed.

         ----------------------------------------------------------------
            Name

         ----------------------------------------------------------------
            Street Address

         ----------------------------------------------------------------
             City                      State                          Zip

         (          )
         ----------- ----------------------------------------------------
            Telephone

         ----------------------------------------------------------------
            Signature of Plan Administrator (if other than the Employer)


XI.  TRUSTEE/CUSTODIAN

     A. Trustee (choose one - if neither box is checked, the first box will be deemed to have been selected):

          1.      The Trustee will be Frontier Trust Company.
               --

          2.   X  The Trustee will be the following individual(s):
               --

               ----------------------------------------------------

               ----------------------------------------------------

               ----------------------------------------------------

     B.   Custodian

          Frontier Trust Company will be the Custodian.


XII. REQUIRED ADOPTION AGREEMENT STATEMENTS

Alliance is required under Internal Revenue Services rules to print the following statements on this Adoption Agreement:

     1. The Sponsor of this prototype plan is Alliance Fund Distributors Inc., 1345 Avenue of the Americas, New York, New York 10292 1(800) 221-5672

     2. Alliance will send a notice to the address indicated on this adoption agreement in the event of any amendments to the Plan or in the unlikely event it decides to discontinue or abandon this form of prototype plan.

     3. Please note, failure to properly complete this adoption agreement may result in disqualification of the Employer's plan in the form of this prototype plan.


XIII. EMPLOYER SIGNATURE

This Adoption Agreement must be used only in conjunction with the Alliance Prototype 401(k) Plan (Basic Plan Document #02).

NOTE: An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in section 419A(d)(3) of the Internal Revenue Code, or an individual medical account, as defined in section 415(1)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that its plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.


Biomune Systems, Inc                     5/13/96
-----------------------------------------------------
Print Employer's Name                     Date


By:  /s/ Milton Adair                     President
-----------------------------------------------------
         Signature                        Title


ATTEST:

     /s/ Jillene Cahill                   Administrative Assistant
-----------------------------------------------------
         Signature                        Title


ACCEPTANCE:

Accepted by Frontier Trust Company, this        day of              , 19  .
                                         ------        -------------    --

By:
   --------------------------------------------------------
           Signature                      Title

[if applicable]

The undersigned individual(s) accept(s) appointment as Trustee, this        day
                                                                     ------
of              , 19  .
   -------------    --

-----------------------------------------------------------
           Signature

-----------------------------------------------------------
           Signature

-----------------------------------------------------------
           Signature



                                    ALLIANCE

                              PROTOTYPE 401(K) PLAN

                                TABLE OF CONTENTS



                                                                            Page
                             ARTICLE I: DEFINITIONS

    1. 1     "Account".................................................        1
    1. 2     "ACP Matching Contribution"...............................        1
    1. 3     "Adoption Agreement"......................................        1
    1. 4     "Affiliate"...............................................        1
    1. 5     "After-Tax Contributions".................................        2
    1. 6     "Aggregate Limit".........................................        2
    1. 7     "Alliance"................................................        2
    1. 8     "Applicable Life Expectancy"..............................        2
    1. 9     "Beneficiary".............................................        2
    1.10     "Break in Service"........................................        3
    1.11     "Business"................................................        3
    1.12     "Code"....................................................        4
    1.13     "Compensation"............................................        4
    1.14     "Compensation Reduction Agreement"........................        5
    1.15     "Contribution Percentage".................................        6
    1.16     "Contribution Percentage Amounts".........................        6
    1.17     "Custodian"...............................................        6
    1.18     "Deferral Percentage".....................................        7
    1.19     "Deferral Percentage Amounts".............................        7
    1.20     "Defined Benefit Plan"....................................        7
    1.21     "Defined Contribution Plan"...............................        7
    1.22     "Disability"..............................................        8
    1.23     "Distribution Calendar Year:..............................        8
    1.24     "Early Retirement Date"...................................        8
    1.25     "Earned Income"...........................................        8
    1.26     "Effective Date"..........................................        9
    1.27     "Eligible Employee".......................................        9
    1.28     "Employee"................................................       10
    1.29     "Employer"................................................       10
    1.30     "Employer Contributions"..................................       10
    1.31     "Employment"..............................................       10
    1.32     "Entry Date"..............................................       10
    1.33     "ERISA"...................................................       11
    1.34     "Excess Aggregate Contributions"..........................       11
    1.35     "Excess Contributions"....................................       11
    1.36     "Excess Deferral Amounts".................................       12
    1.37     "Former Participant"......................................       12
    1.38     "401(k) Bonus Contributions"..............................       12
    1.39     "Highly Compensated Employee".............................       12
    1.40     "Hour of Service".........................................       14
    1.41     "Immediately Distributable"...............................       16
    1.42     "Leased Employee".........................................       16
    1.43     "Leave of Absence"........................................       16
    1.44     "Life Expectancy".........................................       16
    1.45     "Matching Contributions...................................       17
    1.46     "Net Profits".............................................       17
    1.47     "Non-Highly Compensated Employee".........................       17
    1.48     "Normal Retirement Age"...................................       17
    1.49     "Normal Retirement Date"..................................       17
    1.50     "Owner-Employee"..........................................       17
    1.51     "Participant".............................................       18
    1.52     "Participant's Benefit"...................................       18
    1.53     "Plan"....................................................       18
    1.54     "Plan Administrator"......................................       18
    1.55     "Plan Year"...............................................       18
    1.56     "Profit-Sharing Contributions"............................       19
    1.57     "Prototype Plan"..........................................       19
    1.58     "Qualified Joint and Survivor Annuity"....................       19
    1.59     "Qualified Plan"..........................................       19
    1.60     "Qualified Preretirement Survivor Annuity"................       19
    1.61     "Required Beginning Date".................................       19
    1.62     "Rollover Contribution"...................................       20
    1.63     "Salary Deferral Contributions"...........................       20
    1.64     "Section 401(k) Contributions"............................       20
    1.65     "Self-Employed Individual"................................       21
    1.66     "Service".................................................       21
    1.67     "Service Company".........................................       21
    1.68     "Severance Date"..........................................       21
    1.69     "Severance Period"........................................       22
    1.70     "Top-Heavy Plan"..........................................       22
    1.71     "Trust"...................................................       22
    1.72     "Trustee".................................................       22
    1.73     "Trustee Transfer"........................................       22
    1.74     "Trust Fund"..............................................       22
    1.75     "Valuation Date"..........................................       22
    1.76     "Year of Service".........................................       23


                               ARTICLE II: PARTICIPATION

    2.1      Initial Participation.....................................       25
    2.2      Ineligible Employees and Employees
             Returning to Participation................................       25
    2.3      Transferred and Reclassified Participants.................       25
    2.4      Limitations for Owner-Employees...........................       26
    2.5      Omission of Eligible Employee.............................       27
    2.6      Inclusion of Ineligible Employee..........................       27


                   ARTICLE III: CONTRIBUTIONS AND ALLOCATIONS

    3.1      Salary Deferral Contributions.............................       28
    3.2      Matching Contributions....................................       29
    3.3      Profit-Sharing Contributions and Reallocated Forfeitures..       29
    3.4      401(k) Bonus Contributions................................       31
    3.5      After-Tax Contributions by Participants...................       32
    3.6      Rollover Contributions and Other Transfers................       33
    3.7      Subaccounts...............................................       34
    3.8      Application of Forfeitures................................       34
    3.9      Eligible Participants.....................................       35
    3.10     General Provisions........................................       35


                   ARTICLE IV: LIMITATIONS ON CONTRIBUTIONS,
                               AND TREATMENT OF EXCESS

    4.1      Limitations on Allocations................................       36
    4.2      Limitations on Section 401(k) Contributions...............       44
    4.3      Limitations on After-Tax Contributions and
              Matching Contributions..................................        46
    4.4      Distribution of Excess Deferral Amounts...................       48
    4.5      Distribution of Excess Contributions......................       49
    4.6      Distribution of Excess Aggregate Contributions............       51


                   ARTICLE V: INVESTMENTS, VALUATIONS, LOANS
                              AND WITHDRAWALS

    5.1      Investments...............................................       52
    5.2      Investment Directions.....................................       52
    5.3      Determination of Value of Trust Fund and
               Allocation of Net Earnings or Losses....................       53
    5.4      Loans.....................................................       53
    5.5      Withdrawals...............................................       57


                           ARTICLE VI: DISTRIBUTIONS

    6.1      Timing of Payment of Benefits upon
               Normal Termination of Service or
               by Reason of Disability.................................       60
    6.2      Distributions on Death....................................       61
    6.3      Beneficiary...............................................       64
    6.4      Commencement and Modes of Distribution....................       65
    6.5      Change in Form or Timing of Benefit Payments..............       68
    6.6      Transitional Rule.........................................       69
    6.7      Valuation.................................................       70
    6.8      Other Rules...............................................       71


                         ARTICLE VII: TRANSFEREE PLANS

    7.1      Qualified Joint and Survivor Annuity Requirements.........       73


                     ARTICLE VIII: VESTING AND FORFEITURES


    8.1      Vesting...................................................       80
    8.2      Forfeitures...............................................       81


                 ARTICLE IX: ADMINISTRATION AND RELATED MATTERS

    9.1      Plan Administrator's Authority and Responsibility.........       83
    9.2      More Than One Person as Plan Administrator................       83
    9.3      Persons Serving as Plan Administrator and Successors......       83
    9.4      Resignation and Removal...................................       84
    9.5      Compensation and Expenses.................................       84
    9.6      Advice....................................................       84
    9.7      Delegation of Responsibility, Appointment
               of Recordkeeper.........................................       85
    9.8      Claims and Claims Review Procedure........................       86
    9.9      Action by Employer........................................       86
    9.10     Cooperation and Information...............................       87
    9.11     Responsibilities Limited..................................       87


                ARTICLE X: POWERS, DUTIES AND OBLIGATIONS OF THE
                           TRUSTEE

    10.1     No Investment Discretion..................................       88
    10.2     Investment Directions.....................................       88
    10.3     Trustee's Authority.......................................       89
    10.4     Permitted Investments.....................................       91
    10.5     Direction of Voting and Other Rights......................       92
    10.6     Valuation.................................................       92
    10.7     Records and Reports.......................................       93
    10.8     Right to Request Judicial Assistance......................       93
    10.9     Scope of Trustee's Duties.................................       93
    10.10    Scope of Trustee's Liability..............................       95
    10.11    Liquidation of Assets.....................................       96
    10.12    Resignation or Removal of Trustee.........................       96
    10.13    Resignation or Removal of Custodian.......................       97
    10.14    Compensation, Taxes and Expenses..........................       98
    10.15    Special Provisions Concerning the Custodian...............       98
    10.16    Scope Alliance's and Custodian's Liability................      100


                     ARTICLE XI: AMENDMENT AND TERMINATION

    11.1     Amendments................................................      102
    11.2     Employer Withdrawal.......................................      104
    11.3     When Consent of Trustee to an Amendment is Necessary......      104
    11.4     Termination...............................................      104
    11.5     Distributions upon Plan Termination.......................      105


                           ARTICLE XII: MISCELLANEOUS

    12.1     Status of Participants....................................      106
    12.2     Source of Benefits........................................      106
    12.3     Exclusive Benefit.........................................      106
    12.4     Plan Merger, Consolidation or Transfer....................      106
    12.5     Non-Reversion of Contributions............................      106
    12.6     Return of Employer Contributions Under
               Special Circumstances...................................      107
    12.7     Inalienability of Benefits................................      108
    12.8     Domestic Relations Orders.................................      108
    12.9     Employer's and Trustee's Protective Clause................      108
    12.10    Insurer's Protective Clause...............................      109
    12.11    Notices...................................................      109
    12.12    Applicable Plan Years.....................................      109
    12.13    Governing Law and Plan Qualification......................      110
    12.14    Severability..............................................      110
    12.15    Articles and Section References...........................      110
    12.16    Gender and Number.........................................      110


                       ARTICLE XIII: TOP-HEAVY PROVISIONS

    13.1     Top-Heavy Rules...........................................      111
    13.2     Top-Heavy Plan............................................      111
    13.3     Definitions...............................................      111
    13.4     Vesting Requirements......................................      114
    13.5     Minimum Benefit...........................................      115
    13.6     Limit on Includible Compensation..........................      116
    13.7     Employees Covered by a Collective
               Bargaining Agreement....................................      116
    13.8     Simplified Employee Pensions..............................      116
    13.9     Combined Limit on Contributions and
               Benefits for Key Employees..............................      116


                             ARTICLE I: DEFINITIONS

     As used in this Prototype Plan and the Adoption Agreement, each of the following terms shall have the meaning for that term set forth in this Article I, unless a different meaning is provided or is clearly required by the context in which the term is used:

1.1 "Account" means a separate account maintained for each Participant to which contributions under the Plan on behalf of or by the Participant and earnings thereon are to be credited.

1.2 "ACP Matching Contribution" means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Salary Deferral Contribution.

1.3 "Adoption Agreement" means a document so designated with respect to this Prototype Plan and executed by the Employer, as amended from time to time.

1.4 "Affiliate" means any corporation or unincorporated business (other than the Employer): (a) while it is controlled by, or under common control with, the Employer within the meaning of sections 414(b) and (c) of the Code, (b) which is a member of an "affiliated service group" (as defined in section 414(m) of the Code) which includes the Employer, or (c) which is required to be aggregated with the Employer under Section 414(o) of the Code and the regulations thereunder; provided that for purposes of Section 4.1, "Affiliate" status shall be determined in accordance with section 415(h) of the Code.

1.5 "After-Tax Contributions" means contributions to a Qualified Plan made or deemed to have been made by an Employee which were includible in the Employee's gross income at the time they were credited to the Employee's account under the Qualified Plan and that are made or held under the Plan pursuant to Section 3.5.

1.6. "Aggregate Limit" means the greater of (a) or (b) below:

     (a) the sum of (i) 125 percent of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP;

                                       or

     (b) the sum of (i) 125 percent of the lesser of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan and (ii) the lesser of 200% or two plus the greater of such ADP or ACP.

1.7 "Alliance" means Alliance Fund Distributors, Inc. or a successor to all or substantially all of its business.

1.8 "Applicable Life Expectancy" means Life Expectancy (including joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, such succeeding calendar year.

1.9 "Beneficiary" means a person so referred to in Section 6.3.

1.10 "Break in Service" means:

     (a) With respect to determinations based on the hour-counting method: an "eligibility computation period" or a "vesting computation period," whichever is applicable, during which the individual involved has not completed more than 500 Hours of Service. For purposes of determining whether a Break in Service has occurred in a particular computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. The Hours of Service to be so credited shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or, in all other cases, in the following computation period. The terms "eligibility computation period" and "vesting computation period" shall have the meaning set forth for those terms in Section 1.76.

     (b) With respect to determinations based on the elapsed time method, a Severance Period of not less than 12 consecutive months. In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a Break in Service.

     For purposes of this Section 1.10, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.11 "Business" means, in the case of an Employer that is a sole proprietorship or partnership, the trade or business of the Employer described in the Adoption Agreement with respect to which this Plan is adopted, and in the case of an Employer that is a corporation, each trade or business of the corporation.

1.12 "Code" means the Internal Revenue Code of 1986, as now in effect or as amended from time to time. A reference to a provision of the Code shall be to such provision and any valid regulations pertaining thereto as well as to the corresponding provision of any legislation which amends, supplements or supersedes that provision and any valid regulations pertaining thereto.

1.13 "Compensation" means, except as otherwise provided in the Adoption Agreement or in subsection (d) of this Section 1.13:

     (a) For an Employee other than a Self-Employed Individual, compensation as that term is defined in Section 4.1(a)(ii)(A) actually paid to the Employee during the Plan Year involved.

     (b) For a Self-Employed Individual, his Earned Income for the Plan Year involved, provided, however, that (i) if the Adoption Agreement provides that Compensation prior to a Participant's Entry Date will be disregarded for a particular purpose, and if the Self-Employed Individual is not a Participant for an entire Plan Year, his Compensation for that Plan Year for the purpose shall be his Earned Income for that Plan Year multiplied by a fraction the numerator of which is the number of days he is a Participant during the Plan Year and the denominator of which is the number of days in the Plan Year, and (ii) if the Adoption Agreement provides that certain items of income are to be excluded in determining a Participant's Compensation, Compensation for a Self-Employed Individual shall be determined by multiplying his Earned Income for the Plan Year involved by the percentage of compensation, as such term is defined within the meaning of Code section 415(c)(3) (modified, if otherwise provided in the Plan, to include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Code sections 125, 402(a)(8), 402(h) or 403(b)) included as Compensation for Employees who are neither Self- Employed Individuals nor Highly Compensated Employees.

     (c) For either an Employee or a Self-Employed Individual, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

     (d) For Plan Years beginning after December 31, 1988, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed the amount that is permitted for the Plan Year pursuant to section 401(a)(17) of the Code; provided, however, that the dollar limitation in effect on January 1 of any calendar year is effective for years beginning in such calendar year. If a plan determines compensation on a period of time that contains fewer than 12 months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted limitation under Section 401(a)(17) of the Code is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this subsection (d) prior to the application of this limitation.

     (e) Notwithstanding any other provision of this Section 1.13 to the contrary, if this Plan is an amendment and restatement of a Qualified Plan, for Plan Years ending prior to the Effective Date of this Plan, Compensation shall have the meaning as set forth in the Qualified Plan prior to its amendment.

1.14 "Compensation Reduction Agreement" means an agreement entered into between a Participant and the Employer to reduce the Compensation otherwise payable directly to the Participant in cash, as further described in Section 3.1.

1.15 "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the entire Plan Year (unless the Employee was not a Participant for the entire Plan Year and the Adoption Agreement provides that Compensation paid before a Participant's Entry Date will not be taken into consideration). For purposes of determining such ratio with respect to a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of "family members", within the meaning of Code section 414(q)(6), and such "family members" shall not be considered as separate Employees in determining Contribution Percentages both for Participants who are Non- Highly Compensated Employees and for Participants who are Highly Compensated Employees.

1.16 "Contribution Percentage Amounts" means the sum of the After-Tax Contributions and ACP Matching Contributions actually made on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include any ACP Matching Contribution to the extent such contributions are included in the Deferral Percentage Amounts under Section 1.19 or Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferral Amounts, Excess Contributions or Excess Aggregate Contributions. The Employer may also elect to use Salary Deferral Contributions in the Contribution Percentage Amounts as long as the limitations prescribed by Section 4.2 are satisfied before the Salary Deferral Contributions are so used and continue to be satisfied following exclusion of those Salary Deferral Contributions that are used in satisfying the limitations prescribed by Section 4.3.

1.17 "Custodian" means the custodian named in the Adoption Agreement, which may be an affiliate of Alliance and the Service Company, and any successor thereto serving as such from time to time.

1.18 "Deferral Percentage" means the ratio (expressed as a percentage) of the Participant's Deferral Percentage Amounts to the Participant's Compensation for the Plan Year (unless the Employee was not a Participant for the entire Plan Year and the Adoption Agreement provides that Compensation paid before a Participant's Entry Date will not be taken into consideration). For purposes of determining such ratio with respect to a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Section 401(k) Contributions and Compensation of such Participant shall include the Section 401(k) Contributions and Compensation for the Plan Year of "family members", within the meaning of Code section 414(q)(6), and such "family members" shall not be considered as separate Employees in determining Deferral Percentages both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

1.19 "Deferral Percentage Amounts" means the Section 401(k) Contributions made on behalf of the Participant for the Plan Year. Such Deferral Percentage Amounts shall include Excess Deferral Amounts of Highly Compensated Employees, but shall exclude (a) Excess Deferral Amounts of Non-Highly Compensated Employees that arise solely from Salary Deferral Contributions made under the Plan or plans of the Employer and (b) any Salary Deferral Contributions used in the Contribution Percentage Amounts under Section 1.16 provided the limitation prescribed by
Section 4.2 is satisfied both with and without exclusion of these Salary Deferral Contributions.

1.20 "Defined Benefit Plan" means a plan of the type defined in section 414(j) of the Code maintained by the Employer or an Affiliate, as applicable.

1.21 "Defined Contribution Plan" means a plan of the type defined in section 414(i) of the Code maintained by the Employer or an Affiliate, as applicable, including for purposes of Section 4.1, any portion of a Defined Benefit Plan treated as a Defined Contribution Plan under Treasury Regulation ss.1.415-3(d).

1.22 "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in the Participant's death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence acceptable to the Plan Administrator.

1.23 "Distribution Calendar Year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 6.2.

1.24 "Early Retirement Date" means, if selected in the Adoption Agreement, the date upon which the Participant satisfies the early retirement age and service requirements specified in the Adoption Agreement.

1.25 "Earned Income" means the "net earnings from self-employment" (within the meaning of section 401(c)(2) of the Code) of a Self-Employed Individual from the Business, but only if the personal services of the Self-Employed Individual are a material income-producing factor with respect to the Business. Net earnings will be determined (a) without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items and are to be reduced by contributions by the Employer to a Qualified Plan to the extent deductible under section 404 of the Code and (b) for taxable years beginning after 1989, with regard to the deduction allowed to the Self-Employed Individual by section 164(f) of the Code.

     Where this Plan refers to Earned Income in the context of a trade or business other than the Business, the term Earned Income means such net earnings as would be Earned Income as defined above if that trade or business was the Business.

1.26 "Effective Date" means except as otherwise provided in the Adoption Agreement, the first day of the Plan Year in which the Plan is adopted or in which a plan previously maintained by the Employer is amended and continued in the form of the Plan.

1.27 "Eligible Employee" means any Employee of an Employer, subject to such limitations as are specified in the Adoption Agreement. Unless otherwise provided in the Adoption Agreement the following shall not be Eligible
Employees:

     (a) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer or any Affiliate and employee representatives, if retirement benefits were the subject of good faith bargaining and two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in proposed Treasury Regulation ss. 1.410(b)-9(g). For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer or any Affiliate.

     (b) Non-resident aliens within the meaning of section 7701(b)(1)(B) of the Code who receive no earned income within the meaning of section 911(d)(2) of the Code from the Employer or any Affiliate which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code.

1.28 "Employee" means a Self-Employed Individual, any individual who is employed by the Employer in the Business and any individual who is employed by an Affiliate. Each Leased Employee as provided in sections 414(n) or (o) of the Code shall also be treated as an Employee of the recipient Employer. The preceding sentence shall not apply, however, to any Leased Employee who is covered by a money purchase pension plan maintained by a "leasing organization" referred to in Section 1.42 which provides, with respect to such Leased Employee, a nonintegrated employer contribution rate of at least 10 percent of compensation (as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code), immediate participation and full and immediate vesting; provided that this sentence shall only apply if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce. For purposes of the Plan, contributions provided a Leased Employee by a "leasing organization" referred to in Section 1.42 which are attributable to services performed for the Employer shall be treated as provided by the Employer.

1.29 "Employer" means the corporation, proprietorship, partnership or other organization which adopts the Plan by execution of an Adoption Agreement. Such Employer may permit any of its Affiliates to adopt this Plan in writing or the Adoption Agreement may require each Affiliate to adopt this Plan, in which event each of such adopting Affiliates shall be deemed an "Employer" with respect to the Plan; provided, that the Employer signing the Adoption Agreement shall (a) be the Plan sponsor within the meaning of section 3(16)(B) of ERISA, and (b) have the authority to act for all participating Employers with respect to Plan administration and the execution and amendment of the Plan.

1.30 "Employer Contributions" mean the Salary Deferral Contributions, Matching Contributions, Profit-Sharing Contributions and 401(k) Bonus Contributions made by the Employer as specified in the Adoption Agreement.

1.31 "Employment" means employment with the Employer or an Affiliate.

1.32 "Entry Date" means the date specified in the Adoption Agreement.

1.33 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as amended from time to time. A reference to a provision of ERISA shall be to such provision and any valid regulations pertaining thereto as well as to the corresponding provision of any legislation which amends, supplements or supersedes that provision and any valid regulations pertaining thereto.

1.34 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

          (i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage for the Highly Compensated Employees for such Plan Year, over

          (ii) the maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     The determination of Excess Aggregate Contributions shall be made after first determining Excess Deferral Amounts pursuant to Section 4.4 and then determining Excess Contributions pursuant to Section 4.2.

1.35 "Excess Contributions" means, with respect to any Plan Year, the excess of:

          (i) the aggregate amount of Section 401(k) Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

          (ii) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

1.36 "Excess Deferral Amounts" means those Salary Deferral Contributions that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Salary Deferral Contributions for a taxable year when added to all other employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(l)(B), any eligible deferred compensation plan under section 457, any plan as described under section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under section 403(b) pursuant to a salary reduction agreement, exceed the dollar limitation under section 402(g). Excess Deferral Amounts shall be treated as Annual Additions, as described in
Section 4.1, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

1.37 "Former Participant" means an individual who has been a Participant but who is no longer an Employee or who ceases to be a Participant for any other reason.


1.38 "401(k) Bonus Contributions" mean the contributions described in Section
3.4.

1.39 "Highly Compensated Employee" means:

     (a) Any Employee who performs service for the Employer during the "determination year" and (i) who during the "look-back year" received compensation from the Employer in excess of either (A) $50,000 and was in the group of Employees consisting of the top 20% of the Employees when ranked on the basis of compensation paid during the year ("top-paid group") or (B) $75,000 (as both of the amounts specified in (A) and (B) may be adjusted pursuant to section 415(d) of the Code) or (ii) was an officer of the Employer and received compensation during the "look-back year" in excess of 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code;

     (b) Any Employee described in clause (a) above if the term "determination year" is substituted for the term "look-back year" and who is one of the 100 Employees who received the most compensation from the Employer during the "determination year";

     (c) If during either the "determination year" or "look-back year" no officer received compensation in excess of 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code, then the highest-paid officer for such year; and

     (d) Any Employee who is a 5-percent owner at any time during the "look-back year" or the "determination year".

     Any former Employee who separated from service (or was deemed to have separated) prior to the "determination year", performs no service for the employer during the "determination year", and was a Highly Compensated Employee for either the separation year or any "determination year" ending on or after the Employee's 55th birthday shall be treated as a highly compensated former employee.

     If an Employee is, during a "determination year" or "look-back year", a family member of either a 5-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and 5-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5-percent owner or top-ten Highly Compensated Employee. "Family member" includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the "top-paid group", the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder. The determination of who is a 5-percent owner shall be made in accordance with section 416(i) of the Code and the regulations thereunder.

     For purposes of this Section 1.39, the term "determination year" shall mean the Plan Year and the term "look-back year" shall mean the twelve month period immediately preceding the "determination year."

1.40 "Hour of Service" means:

     (a) Each hour for which an individual is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours will be credited to the individual for the computation period in which the duties are performed; and

     (b) Each hour for which an individual is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the Employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or Leave of Absence. No more than 501 Hours of Service will be credited under this paragraph to an individual for any single continuous period (whether or not such period occurs in a single computation period). An hour for which an individual is paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the individual if such payment is made or due under a plan maintained solely for the purpose of complying with an applicable worker's compensation, unemployment compensation or disability insurance law. Hours of Service are not to be credited for a payment which solely reimburses an individual for medical or medically related expenses incurred by the individual. If an individual is not paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed, he shall not be credited with any Hours of Service in respect of such period. Hours under this paragraph will be calculated and credited pursuant to ss.2530.200b-2 of the United States Department of Labor Regulations which are incorporated herein by this reference; and

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded to an individual or agreed to for an individual by the Employer or an Affiliate. The same Hours of Service will not be credited both under subsection (a) or subsection (b) of this Section 1.40, as the case may be, and under this subsection (c). Hours for which credit is to be given under this subsection (c) will be credited to the individual involved for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     (d) For purposes of this Section 1.40, a payment shall be deemed to be made by or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or Affiliate directly or indirectly through, among others, a trust, fund or insurer to which the Employer or Affiliate contributes or pays premiums, and regardless of whether contributions made or due to the trust, fund, insurer or other person or entity are for the benefit of particular individuals or are on behalf of a group of individuals in the aggregate.

     (e) In computing an individual's Hours of Service, service with a "predecessor employer" of an Employer, an Affiliate or a "leasing organization" referred to in Section 1.42 shall be treated as service for the Employer, Affiliate or "leasing organization," as the case may be, to the extent required under section 414 of the Code or as otherwise specified in the Adoption Agreement. Also, in any case in which the Employer, an Affiliate or such a "leasing organization" maintains a plan of a "predecessor employer" (within the meaning of section 414(a) of the Code), service with such "predecessor employer" shall be treated as service for the Employer, Affiliate or "leasing organization", as the case may be.

     (f) For purposes of computing Hours of Service, the entire period for which a Leased Employee performed services for the Employer (and "related persons" referred to in Section 1.42) shall be taken into account, not just the service after the one year period referred to in Section 1.42.

     (g) The computation period for purposes of this Section 1.40 shall be the same as the Year of Service computation period described in Section 1.76. If the Adoption Agreement so provides, in lieu of actually determining all of an Employee's Hours of Service, the number of Hours of Service to be credited to an Employee shall be determined:

          (i) On the basis of days of Employment, in which case the Employee shall be credited 10 Hours of Service for each day for which he would be required to be credited with at least one Hour of Service under this Section; or

          (ii) On the basis of weeks of Employment, in which case the Employee shall be credited with 45 Hours of Service for each week for which he would be required to be credited with at least one Hour of Service under this Section; or

          (iii) On the basis of semi-monthly payroll periods, in which case the Employee shall be credited with 95 Hours of Service for each semi-monthly payroll period for which he would be required to be credited with at least one Hour of Service under this Section; or

          (iv) On the basis of the months of Employment, in which cases the Employee shall be credited with 190 Hours of Service for each month for which he would be required to be credited with at least one Hour of Service under this Section.

1.41 "Immediately Distributable" refers to any part of a Participant's Account which could be distributed to the Participant or surviving spouse before the Participant attains or would have attained, if not deceased, the later of his Normal Retirement Age or age 62.

1.42 "Leased Employee" means any individual (other than an Employee) who, pursuant to an agreement between the recipient Employer and any other person (the "leasing organization"), has performed services for the recipient Employer (or for the recipient Employer and "related persons" determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, which services are of a type historically performed, in the business field of the recipient Employer, by employees and any other individual who must be treated as a "leased employee" under regulations adopted pursuant to section 414(o) of the Code.

1.43 "Leave of Absence" means a temporary cessation from active Employment authorized by the Employer or Affiliate pursuant to a nondiscriminatory policy, whether occasioned by illness, injury, childbirth, hardship, training, study, military service, other government service or any other reason.

1.44 "Life Expectancy" means the life expectancy and joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Treasury Regulation ss.1.72-9. Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 6.2(b)(ii)) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary may not be recalculated.

1.45 "Matching Contributions" means the contributions described in Section 3.2.

1.46 "Net Profits" means the current and accumulated profits of the Employer from the Business, as determined by the Employer, before deductions for federal, state and local taxes on income and before contributions under the Plan or any other Qualified Plan.

1.47 "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.48 "Normal Retirement Age" means age 65 or such other age as may be specified in the Adoption Agreement. If the Employer or an Affiliate enforces a mandatory retirement age, the Normal Retirement Age is the lower of that mandatory age or the age determined pursuant to the preceding sentence.

1.49 "Normal Retirement Date" means the date on which the Participant involved attains his Normal Retirement Age.

1.50 "Owner-Employee" means (a) the individual who is a sole proprietor, if the Employer is a sole proprietorship, or (b) if the Employer is a partnership, a partner owning more than 10% of either the capital interest or the profits interest in the Employer; provided that where this Plan refers to an Owner-Employee in the context of a trade or business other than the Business, the term Owner-Employee means a person who would be an Owner-Employee as defined above if that trade or business was the Employer.

1.51 "Participant" means each Employee who satisfies the requirements for eligibility specified in Article II and, except for purposes of eligibility to share in Employer Contributions, each Employee who is not otherwise a Participant who makes a Rollover Contribution. If a Participant has become a Former Participant, his Account until fully distributed shall continue to be referred to in the Plan as an Account of the Participant as if his Participant status was continuing.

1.52 "Participant's Benefit" means the balance in the Participant's Account as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the "valuation calendar year" after the valuation date and decreased by distributions made in the "valuation calendar year" after the Valuation Date.

     For purposes of this definition, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.53 "Plan" means the section 401(k) plan of the Employer in the form of this Prototype Plan, including the provisions hereof which govern the Trust, and the applicable Adoption Agreement executed by the Employer. The Plan shall have the name specified in the Adoption Agreement.

1.54 "Plan Administrator" means the Employer, unless otherwise designated in the Adoption Agreement.

1.55 "Plan Year" means the twelve consecutive month period ending on the date specified in the Adoption Agreement. If the Plan Year is modified by an entry of a new ending date on the Adoption Agreement, the term "Plan Year" means the Plan Year in effect prior to the amendment, the short period commencing on the first day in which the modification is effective and ending on the day before the first day of the first Plan Year as so modified, and each twelve consecutive month period thereafter ending on the date specified in the Adoption Agreement. If a date that is not the last day of a calendar month is specified in the Adoption Agreement, the Plan Year shall end on the last day of the month in which the specified date falls.

1.56 "Profit-Sharing Contributions" means the contributions described in Section 3.3.

1.57 "Prototype Plan" means the Alliance Prototype 401(k) Plan set forth in this document, as amended from time to time.

1.58 "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity continuing after the Participant's death to the Participant's surviving spouse for the surviving spouse's life in an amount which is 50% of the amount of the annuity payable during the joint lives of the Participant and his surviving spouse and which is the actuarial equivalent of a single life annuity which could be provided for the Participant under an annuity contract purchased with the vested portion of the Participant's Account (as defined in Section 7.1(i)) at the relevant distribution date under Article VI.

1.59 "Qualified Plan" means any Defined Benefit Plan or Defined Contribution Plan (including an employee stock ownership plan that satisfies the requirements of Section 301(d) of the Tax Reduction Act of 1975) the trust or custodial account forming part of which is qualified under section 401(a) of the Code and, if applicable, section 401(d) of the Code.

1.60 "Qualified Preretirement Survivor Annuity" means an annuity for the life of the surviving spouse of a Participant the actuarial equivalent of which is not less than 50% of the vested portion of the Participant's Account as of the date of the Participant's death.

1.61 "Required Beginning Date" means the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     The Required Beginning Date of a Participant who attained age 70 1/2 before January 1, 1988, shall be determined in accordance with (i) or (ii) below:

          (a) The Required Beginning Date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

          (b) The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

               (i) the calendar year in which the Participant attains age 70 1/2, or

               (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant become a 5-percent owner, or the calendar year in which the Participant retires.

     The Required Beginning Date of a Participant who is not a 5-percent owner and attained age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

     A Participant is treated as a 5-percent owner for purposes of this Section
1.61 if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 of the Code but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year. Once distributions have begun to a 5-percent owner under
Section 6.4(d), they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

1.62 "Rollover Contribution" means a contribution described in Section 3.6.

1.63 "Salary Deferral Contributions" means the contributions described in
Section 3.1. Following their distribution, Salary Deferral Contributions shall not include any amounts properly distributed as Excess Amounts, as described in
Section 4.1(b).

     1.64 "Section 401(k) Contributions" means Salary Deferral Contributions and 401(k) Bonus Contributions.

1.65 "Self-Employed Individual" means an individual who has Earned Income for the Plan Year involved, or who would have had such Earned Income but for the fact that the Business had no Net Profits for that Plan Year.

1.66 "Service" means with respect to a Plan for which the Adoption Agreement provides that eligibility and/or vesting service determinations are to be made under the elapsed-time method, the aggregate of the following (applied without duplication and except for periods of service that may be disregarded under
Section 8.1(d)):

     (a) Each period from an Employee's Date of Hire (or Reemployment Date) to his next Severance Date; and

     (b) If an Employee performs an Hour of Service within 12 months of a Severance Date, the period from such Severance Date to such Hour of Service. Service shall be credited for all periods whether the Employee is employed by an Employer or an Affiliate.

     Service shall be measured in whole years and fractions of a year in months. For this purpose, (a) periods of less than a full year shall be aggregated on the basis that 12 months or 365 days equals a year, and (b) in aggregating days into months, 30 days shall be rounded up to the nearest whole month. For purposes of determining Service, "Date of Hire" means the date on which an Employee first completes an Hour of Service and "Reemployment Date" means the date on which an Employee first completes an Hour of Service after a Severance Date.

1.67 "Service Company" means Alliance Fund Services, Inc. or its successor serving from time to time.

1.68 "Severance Date" means the earlier of:

     (a) The date on which an Employee quits, retires, is discharged or dies; or

     (b) The first anniversary of the first date of a period in which an Employee remains continuously absent from service with an Employer or Affiliate (with or without pay) for any reason other than quit, retirement, discharge or death.

1.69 "Severance Period" means each period from an Employee's Severance Date to his next Reemployment Date.

1.70 "Top-Heavy Plan" means this Plan in any Plan Year that this Plan is described in Section 13.2.

1.71 "Trust" means the trust established under the Plan to which contributions under the Plan are made and in which assets of the Plan are held, the name of the Trust to be the same as that of the Plan followed by the word Trust.

1.72 "Trustee" means the Trustee named in the Adoption Agreement, who may be an affiliate of Alliance and the Service Company, or its successor serving from time to time.

1.73 "Trustee Transfer" means a direct transfer of assets from the trustee or custodian of any other plan of the type defined in section 414(i) or (j) of the Code (including an employee stock ownership plan that satisfies the requirements of Section 301(d) of the Tax Reduction Act of 1975) the trust or custodial account forming part of which is qualified under section 401(a) of the Code and, if applicable, section 401(d) of the Code or from a qualified annuity plan described in section 403(a) of the Code, other than a "direct transfer of an eligible rollover distribution" as described in section 401(a)(31) of the Code.

1.74 "Trust Fund" means the assets of the Trust.

1.75 "Valuation Date" means the last business day of each Plan Year or such other date, consistent with the operational cycles of the Service Company and the Custodian as of which the last customer statement for a period ending within the Plan Year is generated, and such other dates consistent with the operational cycles of the Service Company and the Custodian as the Plan Administrator may determine to be necessary for the practicable administration of the Plan, generally used for valuing the Trust Fund as provided in Section 5.3.

1.76 "Year of Service" (a) means with respect to the hour counting method, an "eligibility computation period" or a "vesting computation period" whichever is applicable, during which an individual has completed 1,000 Hours of Service or such lower number of Hours of Service as is specified in the Adoption Agreement. An "eligibility computation period" shall mean the 12 consecutive month period beginning with the day the individual involved first performs an Hour of Service and anniversaries thereof ("Employment Anniversary Year"). A "vesting computation period" shall mean the Plan Year, provided that in the event the "vesting computation period" is changed, either through an amendment to change the Plan Year or an amendment changing the definition of "vesting computation period", the "vesting computation period" shall be determined in accordance with United States Department of Labor regulations, 29 C.F.R. ss.2530.203-2(c), the provisions of which are incorporated by this reference; provided further that if the Adoption Agreement permits, the Employer may elect that the "vesting computation period" be the Employment Anniversary Year.

     (b) Means with respect to the elapsed time method, the Years of Service determined in accordance with Section 1.66.

     (c) The Employer may elect in the Adoption Agreement for purposes of determining a Participant's vested interest to disregard Years of Service prior to

          (i) the time the Employer or any Affiliate maintained the Plan or any predecessor plan; and

          (ii) an Employee's attainment of a certain age not to exceed age 18.

     (d) An Employee's Years of Service under this Plan may be determined using the hour-counting method or the elapsed time method or both. Unless otherwise specified in the Adoption Agreement, Years of Service shall be determined using the hour-counting method on the basis of actual hours worked.

     (e) If this Plan determines service for a given purpose on one basis and an Employee transfers to Employment covered by this Plan from Employment covered by another Qualified Plan which determines service for such purpose on the other basis, and if the Employee's service for the period during which he was covered by such other plan is required to be taken into consideration under this Plan for that purpose, then the following rules shall apply:

          (i) If such service was determined under the other plan using the hour-counting method, then the period so taken into consideration through the close of the computation period in which such transfer occurs shall be:

               (A) the number of Years of Service credited to the Employee for such purpose under such other plan as of the start of such computation period, and

               (B) for the computation period in which such transfer occurs, the greater of:

                    (I) his service for such period as of the date of transfer determined under the rules of such other plan, or


                    (II) his service for such period determined under the
               elapsed time rules of this Plan.

               Service after the close of that computation period shall be determined for such purpose solely under the elapsed time rules of this Plan.

          (ii) If such service was determined under the other plan using the elapsed time method, then the period taken into consideration shall be: (1) the number of 1-year periods of service credited to the Employee under such other plan as of the date of transfer, and (2) for the computation period which includes the date of transfer, the Hours of Service equivalent to any fractional part of a Year of Service credited to him under such other plan. In determining such equivalency, the Employee shall be credited with 190 Hours of Service for each month or fraction thereof.

If this Plan is an amendment and continuation of another Qualified Plan or if this Plan is amended and an effect of the amendment is to change the basis on which Years of Service are determined, the foregoing rules shall be applied as if each Employee had transferred Employment on the effective date of such amendment.


                            ARTICLE II: PARTICIPATION

2.1 Initial Participation. Each Eligible Employee on the Effective Date who on or before that date met the eligibility requirements specified in the Adoption Agreement or the eligibility requirements for participation in an existing plan referred to in the Adoption Agreement shall be a Participant on the Effective Date. Each other Eligible Employee shall become a Participant on the Entry Date coincident with or immediately following his satisfaction of the eligibility requirements specified in the Adoption Agreement.

     Except as otherwise provided in the Adoption Agreement, all Years of Service will be counted for purposes of determining whether an individual has satisfied the Plan's service eligibility requirement, if any. If an individual has a Break in Service after satisfying the Plan's service eligibility requirement, service before that Break in Service shall be reinstated as of the date the individual is credited with an Hour of Service after incurring such Break in Service.

2.2 Ineligible Employees and Employees Returning to Participation. In the event an Employee who was not an Eligible Employee becomes an Eligible Employee, the Employee will become a Participant immediately if the Employee has satisfied the eligibility requirements specified in the Adoption Agreement, if any, and would have otherwise previously become a Participant. A Participant, including a Former Participant, who ceased to be an Eligible Employee, or terminated Employment and who again becomes an Eligible Employee, shall again become a Participant on the date he or she is subsequently credited with an Hour of Service after again becoming an Eligible Employee.

2.3 Transferred and Reclassified Participants. If a Participant is transferred to an ineligible class of Employees, or is otherwise reclassified as an ineligible Employee, any contribution or allocation of forfeitures which would otherwise be made for him hereunder for the Plan Year of such transfer or reclassification shall be made. No contribution or allocation of forfeitures for or by him shall be made, however, for any subsequent Plan Year prior to the Plan Year in which he again becomes a Participant.

2.4 Limitations for Owner-Employees.

     (a) If the Plan provides contributions or benefits for one or more Owner-Employees who control both the Business and who also control as an Owner-Employee or as Owner-Employees one or more other trades or businesses, this Plan and the plan established for each such other trade or business must, when looked at as a single plan, satisfy the requirements of sections 401(a) and
(d) of the Code with respect to the employees of this Business and all of such other trades or businesses.

     (b) If the Plan provides contributions or benefits for one or more Owner-Employees who control as an Owner-Employee or as Owner-Employees one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies the requirements of sections 401(a) and
(d) of the Code and which provides contributions and benefits for the employees of such other trades or businesses not less favorable than the contributions and benefits provided for Owner-Employees under this Plan.

     (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

     (d) For purposes of subsections (a), (b) and (c) of this Section 2.4, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

          (i) own the entire interest in an unincorporated trade or business, or

          (ii) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership. For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

2.5 Omission of Eligible Employee. If in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution for the year has been made, the omitted Employee shall be included in the next valuation. The Employer shall make any additional contribution with respect to the omitted Employee that may be deemed necessary. Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year under applicable provisions of the Code. The Employee shall receive credit under the terms of the Plan for any period during which he should have been included as a Participant.

2.6 Inclusion of Ineligible Employee. If in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall be removed from the ineligible Employee's Account and treated as a forfeiture and allocated in the manner prescribed by Section 3.8 for the Plan Year in which the discovery is made.


                   ARTICLE III: CONTRIBUTIONS AND ALLOCATIONS

3.1  Salary Deferral Contributions.

     (a) For any relevant period, the amount of Salary Deferral Contribution to be made by the Employer for each Participant shall be equal to the amount by which the Participant elects to reduce his Compensation in that period pursuant to Compensation Reduction Agreements entered into in accordance with Section 3.1(b). Salary Deferral Contributions shall be credited to the Participant's Salary Deferral Contribution subaccount.

     (b) A Participant may make an election to reduce the Compensation otherwise payable to him directly in cash by entering into a Compensation Reduction Agreement. Such election shall be subject to such maximum limits as the Adoption Agreement shall provide; provided that the Plan Administrator may, in its discretion, set lower maximum limits, either for all Participants or for all or a portion of the group of Eligible Employees who are or may be expected to be Highly Compensated Employees. A Participant's Compensation Reduction Agreement shall remain in effect until it is modified or terminated as provided for herein. Subject to such limitations as to frequency of amendment as the Plan Administrator may prescribe, (which limitations shall permit such amendments no less frequently than annually) a Participant may amend his Compensation Reduction Agreement (to increase or decrease his Compensation reduction election within such limits), effective as of the first day of any subsequent payroll period. Any election or amendment of election shall be made at least 30 days before the beginning of the payroll period to which it relates. The Participant may, by 30 days' written notice, suspend any previous election to reduce the Compensation otherwise payable to him in cash, effective as of the beginning of any payroll period. Such a Participant may resume such reduction as of the beginning of any payroll period, subject to such rules with respect to minimum periods of suspension (not in excess of one year) as the Plan Administrator may provide, by filing a new Compensation Reduction Agreement at least 30 days before the beginning of such payroll period. Notwithstanding the foregoing provisions of this Subsection, the Plan Administrator may, on a uniform and nondiscriminatory basis, establish such other election or notice periods as the Plan Administrator deems advisable to provide for the efficient administration of the Plan.

3.2 Matching Contributions. If the Adoption Agreement so provides, for each Plan Year the Employer shall make Matching Contributions to the Plan for each Participant who had a Compensation Reduction Agreement in effect during such Plan Year on the basis specified in the Adoption Agreement with reference to such Participant's Salary Deferral Contributions. Matching Contributions with respect to a Plan Year may be paid after the end of each payroll period in which they arose, monthly, quarterly or after the end of the Plan Year in the Employer's discretion. Such Matching Contributions shall be credited to the Participant's Matching Contribution subaccount.

3.3  Profit-Sharing Contributions and Reallocated Forfeitures.

     (a) For any Plan Year, a Profit-Sharing Contribution may be made in an amount determined by the Employer. The Profit-Sharing Contribution, and any forfeitures of Profit-Sharing Contributions, for the Plan Year will be allocated as of the last day of the Plan Year to the Profit-Sharing Contribution subaccounts of Participants who are eligible to share in such allocation pursuant to the Adoption Agreement.

     (b) If the Adoption Agreement provides that Profit-Sharing Contributions are not allocated using permitted disparity, Profit-Sharing Contributions, and any forfeitures of Profit-Sharing Contributions, shall be allocated to each eligible Participant's Account in the ratio that the Participant's total Compensation bears to all eligible Participants' total Compensation.

     (c) This Plan may not provide for permitted disparity under section 401(l) of the Code if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

     (d) If the Adoption Agreement provides that Profit-Sharing Contributions are allocated using permitted disparity and the Plan is not a Top-Heavy Plan, Profit-Sharing Contributions, and any forfeitures of Profit-Sharing Contributions, shall be allocated as follows:

          (i) First, contributions and forfeitures will be allocated to each eligible Participant's Profit-Sharing Contribution subaccount in the ratio that the sum of the Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all eligible Participants' total Compensation and Compensation in excess of the Integration Level, but not in excess of the Profit-Sharing Maximum Disparity Rate as computed below.

          (ii) Next, any remaining contributions and forfeitures will be allocated to each eligible Participant's Profit-Sharing Contribution subaccount in the ratio that the Participant's total Compensation for the Plan Year bears to all eligible Participants' total Compensation for that year.

The Integration Level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement. The Taxable Wage Base is the contribution and benefit base in effect under section 230 of the Social Security Act as of the beginning of the Plan Year.

The Profit-Sharing Maximum Disparity Rate is equal to the applicable percentage determined in accordance with the table below:
                                                                 the applicable
         If the Integration Level is:                            percentage is:

                          equal to the
                          Taxable Wage Base                             5.7%

                                           but not
                more than:                 more than:

                $0                         X*                           5.7%

                X*                         80% of
                                           Taxable
                                           Wage Base                    4.3%

                80% of
                Taxable
                Wage Base                  Y**                          5.4%

 *X  = the greater of $10,000 or 20 percent of the Taxable Wage Base

**Y = any amount more than 80% of the Taxable Wage Base but less than 100% of the Taxable Wage Base.

     (e) If the Adoption Agreement provides that Profit-Sharing Contributions are allocated using permitted disparity and the Plan is a Top-Heavy Plan, before Profit-Sharing Contributions, and any forfeitures of Profit-Sharing Contributions, are allocated in the manner prescribed in subsection (d) above, the following two allocations shall be performed:

          (i) First, contributions and forfeitures will be allocated to each eligible Participant's Profit-Sharing Contribution subaccount in the ratio that the Participant's total Compensation bears to all eligible Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

          (ii) Next, any contributions and forfeitures remaining will be allocated to each eligible Participant's Profit-Sharing Contribution subaccount in the ratio that the Participant's Compensation for the Plan Year in excess of the Integration Level bears to the excess Compensation of all eligible Participants, but not in excess of 3%.

Any remaining contributions and forfeitures shall be allocated pursuant to subsection (d), provided that the Profit-Sharing Maximum Disparity Rate shall be determined by subtracting 3% from the applicable disparity rate determined using the table in subsection (d).

3.4 401(k) Bonus Contributions. The Employer may for any Plan Year declare a 401(k) Bonus Contribution to be allocated among the accounts of all Participants eligible to share in Profit-Sharing Contributions or only with respect to such Participants who are Non-Highly Compensated Employees, as specified in the Adoption Agreement; provided that if the Adoption Agreement provides that no Profit- Sharing Contributions are to be made, any 401(k) Bonus Contribution shall be allocated among the accounts of all Participants, or all Participants who are Non-Highly Compensated Employees, as the case may be, who have Compensation during the Plan Year. Unless another allocation method is specified in the Adoption Agreement, the 401(k) Bonus Contribution shall be allocated to each eligible Participant's 401(k) Bonus Contribution subaccount in the ratio that the Participant's total Compensation bears to the total Compensation of Participants eligible to share in the contribution. 401(k) Bonus Contributions are intended to be "qualified nonelective contributions" or, to the extent they are allocated in proportion to the Salary Deferral Contributions of Participants, "qualified matching contributions", within the meaning of Treasury Regulation 1.401(k)-1(g)(13), i.e., contributions that (a) Participants may not elect to receive in cash until distributed from the Plan, (b) are non-forfeitable when made and (c) are distributable only in accordance with the distribution provisions applicable to Salary Deferral Contributions.

3.5 After-Tax Contributions by Participants.

     (a) Unless otherwise provided in the Adoption Agreement, a Participant may not make After-Tax Contributions to the Plan following the end of the Plan Year in which the Effective Date occurs.

     (b) If the Adoption Agreement so provides, a Participant may make After-Tax Contributions to the Plan in an amount not to exceed 10 percent of his aggregate Compensation since the date he first became a Participant in this Plan and all other qualified plans of the Employer and its Affiliates. The maximum permitted After-Tax Contributions may be subject to further limitation, as provided in Article IV.

          (i) If a Participant participates in any other qualified plan under section 401 of the Code that is maintained by any Employer or Affiliate, the aggregate amount of After-Tax Contributions by the Participant under this Plan and all such other qualified plans shall not exceed the limitation of Section 3.5(b).

          (ii) A Participant's After-Tax Contributions may be made by regular payroll deductions or in any other way approved by the Plan Administrator. An election to make After-Tax Contributions may be revoked or modified by written notice filed with the Plan Administrator. Any election, revocation or modification of an election shall be effective as of the first day of the month following its receipt by the Plan Administrator, or as of such other date as the Plan Administrator may specify.

     (c) After-Tax Contributions will be 100% vested and non-forfeitable at all times.

     (d) After-Tax Contributions shall be credited to the Participant's After-Tax Contribution subaccount.

3.6 Rollover Contributions and Other Transfers.

     (a) Each Employee, whether or not otherwise a Participant, may, with the approval of the Plan Administrator, make a Rollover Contribution under the Plan. A Rollover Contribution shall be in cash, or in other property acceptable to the Trustee that is compatible with the Custodian's administrative and operational requirements, and shall be a contribution attributable to (i) an "eligible rollover distribution" from a plan that meets the requirements of section 401(a) of the Code or under section 403(a) of the Code from an "employee annuity" as referred to in that section, or (ii) a pay out or distribution referred to in section 408(d)(3) of the Code from an "individual retirement account" or an "individual retirement annuity" described, respectively, in section 408(a) or section 408(b) of the Code. The Plan Administrator or the Custodian may condition acceptance of a contribution intended to be a Rollover Contribution upon receipt of such documents as either of them may require. In the event that an Employee makes a contribution pursuant to this Section 3.6 intended to be a Rollover Contribution but which the Plan Administrator later concludes did not qualify as a Rollover Contribution, the Trustee shall, at the Plan Administrator's direction, which shall be made as soon as practicable after that conclusion is reached, distribute to the Employee the entire balance in the Employee's Account deriving from such contribution.

     (b) The Trustee may, with the approval of the Plan Administrator, accept a Trustee Transfer, to be held for the benefit of any Participant to the full extent permitted by the Code, provided that the Trustee Transfer shall be in cash or other property acceptable to the Trustee and that is compatible with the Custodian's administrative and operational requirements. Such transfer shall be credited to the Participant's Trustee Transfer subaccount unless the amount is being transferred directly from the trust under a profit-sharing plan maintained by the Employer or an Affiliate under which amounts attributable to employer contributions vest in accordance with the vesting schedule specified in the Adoption Agreement for Profit-Sharing Contributions. In such event, the transferred amounts shall be credited to the Participant's Profit-Sharing Contribution and After-Tax Contribution subaccounts as appropriate and shall not thereafter be distinguished from other amounts in those subaccounts for purposes of the Plan.

3.7 Subaccounts. Separate Accounts shall be maintained for each Participant which shall contain the following subaccounts:

          a)   A Salary Deferral Contribution subaccount;

          b)   A Matching Contribution subaccount;

          c)   A Profit-Sharing Contribution subaccount;

          d)   A 401(k) Bonus Contribution subaccount;

          e)   An After-Tax Contribution subaccount;

          f)   A Trustee Transfer subaccount; and

          g)   A Rollover Contribution subaccount.

To these respective subaccounts shall be credited assets transferred to the Trust Fund from the corresponding accounts under any other Qualified Plan amended and continued in the form of the Plan. Each contribution on behalf of or by a Participant or transfer to a Participant's Account shall be credited to the applicable subaccount as soon as practicable after the contribution is made and the necessary payroll and other data received by the Plan Administrator from the Employer is reconciled with the contribution amount received by the Trustee.

3.8 Application of Forfeitures. Amounts forfeited during a Plan Year pursuant to
Section 8.2(a) shall be allocated as follows: forfeitures attributable to Profit-Sharing Contributions shall be reallocated at the end of the Plan Year in which the forfeiture occurs in the manner prescribed by Section 3.3; unless otherwise provided in the Adoption Agreement forfeitures attributable to Matching Contributions shall be used to reduce the Employer's Matching Contribution for the Plan Year in which they occur. If for any Plan Year the amount of forfeitures of Matching Contributions exceeds the amount of the Employer's Matching Contribution obligation for that year, the excess shall be allocated in the same manner as Profit-Sharing Contributions. If the Adoption Agreement provides that forfeitures of Matching Contributions are to be reallocated to the Accounts of Participants, any forfeitures of Matching Contributions which are forfeitures of Excess Aggregate Contributions shall be allocated only to the Accounts of Participants who are Non-Highly Compensated Employees.

3.9 Eligible Participants. A Participant shall be eligible to share in Employer Contributions and forfeitures for a Plan Year only if he (a) received Compensation in that Plan Year and (b) meets any other requirements specified in the Adoption Agreement.

3.10 General Provisions. Except as contemplated in Section 3.6, no contribution shall be made in property other than United States currency or checks payable in United States currency or such other property as is acceptable to the Trustee and is compatible with the Custodian's administrative and operational requirements. All contributions, including After-Tax Contributions and Rollover Contributions, shall be remitted by the Employer through the Plan Administrator to the Trustee at such address as the Trustee shall provide for the purpose from time to time. The Plan Administrator may commingle such contributions for remittance, but the Plan Administrator shall maintain records as to the amount of each contribution to be credited to a Participant's Account, and of the dates the contributions are remitted. The Trustee and its agents shall not have any responsibility for determining the correctness of the amount of any contributions under the Plan or for the collection of such contributions.

         If an Employer belonging to an "affiliated group" (as defined in Code section 1504) cannot make the maximum contribution otherwise permitted under the Plan because such contribution would exceed the deduction limits of Code section 404(a)(3), then any other member of such group may, to the extent it can deduct such contribution, make all or part of such otherwise impermissible non-deductible contribution on behalf of such Employer. (The provisions of Code section 404(a)(3)(B) are intended to govern.)


                    ARTICLE IV: LIMITATIONS ON CONTRIBUTIONS,
                             AND TREATMENT OF EXCESS

4.1  Limitations on Allocations.

     (a) As used in this Section 4.1 and elsewhere in this Prototype Plan with reference to this Section 4.1, each of the following terms shall have the meaning for that term set forth in this subsection (a):

          (i) "Annual Additions" means for each Participant, the sum of the following amounts credited to the Participant's account under Defined Contribution Plans for the Limitation Year:

               (A)  Employer contributions;

               (B)  Employee contributions;

               (C)  forfeitures; and

               (D) amounts allocated after March 31, 1984 to an Individual Medical Account and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in section 419A(d)(3) of the Code under a Welfare Benefits Fund.

     Any portion of any Excess Amount applied under Section 4.1(b)(iv) or
     Section 4.1(c)(vi) in the Limitation Year to reduce Employer Contributions will also be considered as part of the Annual Additions for such Limitation Year.

               (ii) "Compensation" means:

                    (A) For an Employee other than a Self-Employed Individual, the Employee's "wages" as defined in Code section 3401(a) for the purposes of income tax withholding at the source and all other payments of compensation by the Employer to the Employee in the course of the Employer's trade or business for which the Employer is required to furnish the Employee a written statement under sections 6041(d) and 6051(a)(3) of the Code but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the Employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). For any Self-Employed Individual, Compensation shall mean Earned Income.

                    (B) For Limitation Years beginning after December 31, 1991, for purposes of this Section 4.1, an Employee's Compensation for a Limitation Year is the amount thereof actually paid or includible in the Employee's gross income for federal income tax purposes for the Limitation Year, except that for a Self-Employed Individual, his Compensation shall be his Earned Income for the Limitation Year involved.

                    (C) Notwithstanding the foregoing provisions of this
               Section, the compensation of a participant in a Defined Contribution Plan other than this Plan who is "permanently and totally disabled" (within the meaning of section 22(e)(3) of the Code) is the compensation such participant would have received for the Limitation Year involved if the participant had been paid at the rate of compensation paid immediately before becoming so "permanently and totally disabled", but such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee and contributions made on behalf of such participant are nonforfeitable when made.

                    (D) Notwithstanding any other provision of the Plan to the contrary other than Section 1.13(d), if the Plan is an amendment and restatement of a Qualified Plan, for Plan Years ending prior to the plan year in which the amendment is adopted, compensation shall have the meaning set forth in the Qualified Plan prior to its amendment.

          (iii) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Projected Annual Benefit of the Participant involved under all Defined Benefit Plans (whether or not terminated) as of the close of the Limitation Year involved, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code or 140 percent of the Participant's Highest Average Compensation including any adjustments under section 415(b) of the Code. Notwithstanding the first sentence of this clause (iii), if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987 disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

          (iv) "Defined Contribution Dollar Limitation" means $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

          (v) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account or accounts under all the Defined Contribution Plans (whether or not terminated) for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to Defined Benefit Plans, whether or not terminated, and the Annual Additions attributable to all Welfare Benefits Funds and Individual Medical Accounts), and the denominator of which is the sum of the "maximum aggregate amounts" (as defined in the following sentence) for the current and all prior Limitation Years of service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The "maximum aggregate amount" in any Limitation Year is the lesser of (A) 125 percent of the dollar limitation determined under sections 415(b) and (d) of the Code in effect for that year under section 415(c)(1)(A) of the Code or (B) 35 percent of the Participant's Compensation for such year.

     If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (x) the excess of the sum of the fractions over 1.0 times (y) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limitation under section 415 of the Code applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

          (vi) "Employer" means the Employer and each Affiliate.

          (vii) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year involved over the Maximum Permissible Amount for that Limitation Year.

          (viii) "Highest Average Compensation" means the average Compensation of the Participant involved for that period of three consecutive Years of Service with the Employer (or if the Participant has less than three such Years of Service, the actual number thereof) that produces the highest average.

          (ix) "Individual Medical Account" means an account defined in section 415(l)(2) of the Code maintained by the Employer or an Affiliate.

          (x) "Limitation Year" means unless otherwise specified in the Adoption Agreement, the Plan Year. All Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

          (xi) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

          (xii) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's account under all Defined Contribution Plans for any Limitation Year. This amount shall not exceed the lesser of: (a) the Defined Contribution Dollar Limitation or (b) 25 percent of the Participant's Compensation for the Limitation Year. The Compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or 419A(d)(2) of the Code.

          If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                      Number of months in the short Limitation Year
                     -----------------------------------------------
                                           12.

          (xiii) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or "qualified joint and survivor annuity" (as defined in section 417(b) of the Code) to which the Participant would be entitled under the terms of the plan assuming:

               (A) the Participant continues in Employment with the Employer until the Participant's "normal retirement age" under the plan within the meaning of section 411(a)(8) of the Code (or the Participant's current age, if later), and

               (B) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan remain constant for all future Limitation Years.

          (xiv) "Welfare Benefits Fund" means a fund defined in section 419(e) of the Code maintained by the Employer or an Affiliate.

     (b) The provisions of this subsection (b) apply with respect to a Participant who does not participate in, and has never participated in, a Qualified Plan or a Welfare Benefits Fund or an Individual Medical Account which provide an Annual Addition, other than this Plan:

          (i) The amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions on behalf of the Participant for the Limitation Year to exceed the Maximum Permissible Amount with respect to that Participant for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions on behalf of the Participant for the Limitation Year will equal such Maximum Permissible Amount.

          (ii) Prior to determining the Participant's actual Compensation for a Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant for the Limitation Year on the basis of a reasonable estimation of the Participant's Compensation for that Limitation Year. Such estimated Compensation shall be uniformly determined for all Participants similarly situated.

          (iii) As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (iv) If pursuant to paragraph (iii), a reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to the Participant under the limitations of this Section or as the result of the allocation of forfeitures, there is an Excess Amount with respect to the Participant for a Limitation Year, the Excess Amount shall be disposed of as follows:

               (A) First, any After-Tax Contributions, to the extent that the return thereof to the Participant would reduce the Excess Amount, will be returned to the Participant;

               (B) Next, any Salary Deferral Contributions, to the extent that the return thereof would reduce the Excess Amount, will be returned to the Participant; and

               (C) If after the application of subsections (b)(iv)(A) and (B) of this Section 4.1 an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the remaining Excess Amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and in each succeeding Limitation Year, if necessary.

               (D) If after the application of subsections (b)(iv)(A), (B) and
          (C) of this Section 4.1 an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the remaining Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year, if necessary.

               (E) If a suspense account is in existence at any time during a Limitation Year pursuant to subsection (b)(iv)(D) of this Section 4.1, the Employer will be considered the Participant with respect thereto for purposes of Section 5.2. The suspense account will not participate in the allocation of investment gains and losses to or from any other Account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or Former Participants.

     (c) The provisions of this subsection (c) apply with respect to a Participant who, in addition to this Plan, is covered under one or more Defined Contribution Plans which are Master or Prototype Plans or Welfare Benefits Funds or an Individual Medical Account which provide an Annual Addition during any Limitation Year:

          (i) The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's account or accounts under the other plans and Welfare Benefits Funds for the same Limitation Year. If the Annual Additions with respect to the Participant under any one or more other such Defined Contribution Plans or Welfare Benefits Funds are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefits Funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

          (ii) Prior to determining the Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount for a Participant may be determined in the manner described in subsection (b)(ii) of this Section 4.1.

          (iii) As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (iv) If, pursuant to subsection (c)(iii) of this Section 4.1, or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and the Participant's Annual Additions under such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that any such Annual Additions attributable to a Welfare Benefits Fund or Individual Medical Account will be deemed to have been allocated first regardless of the actual allocation date.

          (v) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another such plan, the Excess Amount attributed to this Plan will be the product of:

               (A) the total Excess Amount allocated as of such date, times

               (B) the ratio of (x) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to
          (y) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan and all of the other plans referred to in the introductory clause of this subsection (c).

          (vi) Any Excess Amount attributed to this Plan will be disposed of in the manner described in Section 4.1(b)(iv).

     (d) If a Participant is covered under one or more Defined Contribution Plans, other than this Plan, which are not Master or Prototype Plans, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the provisions of subsections (c)(i) through (c)(vi) of this Section 4.1 as though each such other plan was a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

     (e) If the Employer maintains, or at any time maintained, a Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed
1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the Adoption Agreement.

4.2  Limitations on Section 401(k) Contributions.

     (a) Any other provision of this Plan to the contrary notwithstanding,
Section 401(k) Contributions for any Plan Year on behalf of a Participant who is a Highly Compensated Employee shall be reduced if and to the extent necessary in order that the "actual deferral percentage" (the "ADP") for Highly Compensated Employees for that Plan Year not exceed the percentage determined under the following table, based on the ADP for such year for all Participants who were Non-Highly Compensated Employees:

             Non-Highly Compensated        Highly Compensated
                  Employees                     Employees
             ----------------------        ------------------
                Less than 2%                2 times column 1
                2% - 8%                     column 1 plus 2%
                More than 8%                1.25 times column 1

     The ADP for a group of Participants means the average of the Deferral Percentages calculated separately with respect to each Participant in the group for the Plan Year involved. Employees who would be Participants but for the failure to make Salary Deferral Contributions shall be treated as Participants on whose behalf no Salary Deferral Contributions have been made and shall be included in the determination of the ADP. If this Plan and one or more other plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4), 401(k) or 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this Section 4.2. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same plan year.

     The Deferral Percentage taken into account under this Section 4.2 for any Highly Compensated Employee who is a participant under two or more cash or deferred arrangements, described in section 401(k) of the Code, of the Employer or an Affiliate shall be determined as if all such cash or deferred arrangements were treated as one cash or deferred arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

     For purposes of determining the ADP test, Section 401(k) Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

     The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of 401(k) Bonus Contributions used in such test.

     The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (b) Notwithstanding any other provision of the Plan to the contrary, "elective deferrals" (as defined in Code section 402(g)(3) to this Plan and all other Qualified Plans maintained by the Employer on behalf of a Participant for any calendar year may not exceed the dollar limitation in effect at the beginning of such year under section 402(g) of the Code.

     (c) If the Plan Administrator shall conclude that a reduction in the
Section 401(k) Contributions made for any Participant is or may be necessary or advisable in order to comply with the limitations of Section 4.2(a) for any Plan Year, the maximum percentage allowable for Salary Deferral Contributions shall be reduced in accordance with the direction of the Plan Administrator.

     (d) Any of the foregoing provisions to the contrary notwithstanding, a Participant may, at such time and in such manner as the Plan Administrator may prescribe, suspend or change the amount of reduction in Compensation provided for under any applicable Compensation Reduction Agreement in order to avoid an allocation of contributions to his Account which would violate the limitations of Section 4.1, Section 4.2(a) or Section 4.2(b).

4.3  Limitations on After-Tax Contributions and Matching Contributions.

     (a) Any other provision of this Plan to the contrary notwithstanding, the After-Tax Contributions and ACP Matching Contributions for any Plan Year by or on behalf of a Participant who is a Highly Compensated Employee shall be reduced if and to the extent necessary in order that the "average contribution percentage" (the "ACP") for Highly Compensated Employees for that Plan Year not exceed the percentage determined under the following table, based on the ACP for such year for all Participants who were Non-Highly Compensated Employees:

              Non-Highly Compensated                Highly Compensated
                    Employees                            Employees
              ----------------------                ------------------
                Less than 2%                        2 times column 1
                2% - 8%                             column 1 plus 2%
                More than 8%                        1.25 times column 1

     The ACP for a group of Participants means the average of the Contribution Percentages calculated separately with respect to each Participant in the group for the Plan Year involved. Participants who are eligible to make an After-Tax Contribution or to receive an ACP Matching Contribution (including forfeitures) regardless of whether such contributions have been made shall be included in the determination of the ACP.

     (b) The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangement that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

     (c) In the event that this Plan satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then the Contribution Percentages of Employees shall be determined as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same plan year.

     (d) For purposes of determining the ACP test, Employee Contributions are considered to have been made in the Plan Year in which contributed. ACP Matching Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     (e) If the sum of the ADP and ACP of Highly Compensated Employees exceeds the Aggregate Limit, then the Contribution Percentages of the Highly Compensated Employees will be reduced (beginning with such Highly Compensated Employee whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. This Section 4.3(e) shall not apply if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

     (f) The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP test.

     (g) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.4  Distribution Of Excess Deferral Amounts.

     (a) A Participant may assign to this Plan any Excess Deferral Amounts made during a taxable year of the Participant by notifying the Plan Administrator in writing no later than March 1 of the subsequent year. A Participant is deemed to notify the Plan Administrator of any Excess Deferral Amounts that arise by taking into account only those Excess Deferral Amounts under this Plan and any other Qualified Plan. The Participant's notice shall specify the Participant's Excess Deferral Amount for the preceding taxable year of the Participant and shall be accompanied by the Participant's written statement that if such Excess Deferral Amount is not distributed, such amount, when added to amounts deferred under other plans or arrangements described in section 401(k), 408(k), 403(b), 457 or 501(c)(18) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the year in which those deferrals occurred.

     (b) Notwithstanding any other provision of the Plan to the contrary, Excess Deferral Amounts and income and loss allocable thereto shall be distributed no later than each April 15 to Participants who claim such Excess Deferral Amounts for the preceding taxable year of the Participant.

     (c) The Excess Deferral Amounts distributed to a Participant shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to the Excess Deferral Amounts shall be the sum of (i) the income or loss allocable to the Participant's Salary Deferral Contribution subaccount for the taxable year multiplied by a fraction, the numerator of which is the Excess Deferral Amounts on behalf of the Participant for the year and the denominator of which is the value of the Participant's Salary Deferral Contribution subaccount as of the last day of the taxable year, reduced by any gain allocable to such amounts for the taxable year and increased by any loss allocable to such amounts for the taxable year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of such month.

4.5  Distribution of Excess Contributions.

     (a) Notwithstanding any other provision of the Plan to the contrary, Excess Contributions and income or loss allocable thereto shall be distributed no later than the last day of each Plan Year to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employer with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions of Participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code shall be allocated among the family members in proportion to the Deferral Percentage Amounts of each family member that is combined to determine the combined ADP.

     (b) Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions shall be the sum: of (i) the income or loss allocable to the Participant's Salary Deferral Contribution subaccount (and, if applicable, 401(k) Bonus Contribution subaccount) for the Plan Year multiplied by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the Plan Year and the denominator of which is the value of the Participant's Salary Deferral Contribution subaccount (and 401(k) Bonus Contribution subaccount if 401(k) Bonus Contributions were Deferral Percentage Amounts included in the ADP test) on the last day of the Plan Year, reduced by any gain allocable to such subaccount for the Plan Year and increased by any loss allocable to such subaccount for the Plan Year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of the distribution if the distribution occurs after the 15th of such month.

     (c) If the Adoption Agreement provides that 401(k) Bonus Contributions for the Plan Year are allocated to the Accounts of eligible Participants who elected a Salary Deferral Contribution for the Plan Year and 401(k) Bonus Contributions were made with respect to the Plan Year for which an Excess Contribution is being distributed, Excess Contributions shall be distributed from a Participant's Salary Deferral Contributions subaccount and 401(k) Bonus subaccount (if applicable) in proportion to the Participant's Salary Deferral Contributions and 401(k) Bonus Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions otherwise shall be distributed first from the Participant's Salary Deferral Contribution subaccount and shall be distributed from the Participant's 401(k) Bonus Contribution subaccount only to the extent that such Excess Contributions exceed the balance in the Participant's Salary Deferral Contribution subaccount.

     (d) Excess Contributions shall be treated as Annual Additions under the Plan.

4.6  Distribution of Excess Aggregate Contributions.

     (a) Notwithstanding any other provision of the Plan to the contrary, Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code shall be allocated among the family members in proportion to the Contribution Percentage Amounts of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     (b) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (i) income or loss allocable to the Participant's After-Tax Contribution subaccount and Matching Contribution subaccount (and, if applicable, Salary Deferral Contribution subaccount and 401(k) Bonus Contribution subaccount) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the applicable Participant's subaccount balance(s) attributable to Contribution Percentage Amounts as of the last day of the Plan Year, reduced by any gain allocable to such amounts for the Plan Year and increased by any loss allocable to such amounts for the Plan Year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     (c) Excess Aggregate Contributions shall be forfeited, if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed), on a pro rata basis from the Participant's After-Tax Contribution subaccount and Matching Contribution subaccount (and, if applicable, the Participant's 401(k) Bonus Contribution subaccount and Salary Deferral subaccount).

     (d) Amounts forfeited by Highly Compensated Employees under this Section
4.6 shall be treated as Annual Additions and applied to reduce Matching Contributions in the manner described in Section 3.8. ARTICLE V: INVESTMENTS, VALUATIONS, 5.1 Investments. All contributions to and amounts held in the Trust Fund shall, except as provided in Section 5.4 be invested and reinvested in the manner provided in Article X.


                       ARTICLE V: INVESTMENTS, VALUATIONS,
                              LOANS AND WITHDRAWALS

5.1 Investments. All contributions to and amounts held in the Trust Fund shall, except as provided in Section 5.4 be invested and reinvested in the manner provided in Article X.

5.2  Investment Directions.

     (a) Unless otherwise specified in the Adoption Agreement, each Participant shall designate to the Plan Administrator the investments in which contributions made on behalf of or by that Participant are to be invested. The Plan Administrator shall transmit such instructions to the Trustee together with the contributions to which they relate. If a Participant has the right to specify the investments in which contributions made on behalf of or by that Participant are to be invested, then that Participant may change his investment designation from time to time with respect to all or the portion of the balance held in any Account of that Participant by an appropriate designation to the Plan Administrator which the Plan Administrator shall promptly transmit to the Trustee. The Plan Administrator may prescribe such rules and forms with respect to investment designations under this Section 5.2 as the Plan Administrator deems appropriate and may establish reasonable limits with respect to the frequency of investment designation changes. In transmitting investment instructions to the Trustee, the Plan Administrator may aggregate instructions of various Participants into a single instruction and may instruct the Trustee to effectuate only the net investment transaction of offsetting Participant instructions.

     (b) To the extent the Adoption Agreement so provides, the Employer may restrict the investments which may be made in accordance with Subsection (a) of this Section 5.2 to specific investments or investments of a specific type, provided, however, that nothing in the Adoption Agreement shall be construed to give the Employer the authority to restrict investments in contravention of the Treasury Regulations under Code section 401(a)(4). In such event, the Employer may designate another person, persons or committee to discharge its investment duties under the Plan and thereafter all references to the Employer in the Adoption Agreement and the Prototype Plan, with respect to investment duties, shall be construed as references to such person, persons or committee.

5.3 Determination of Value of Trust Fund and Allocation of Net Earnings or Losses. The Plan Administrator shall value the Trust Fund at its fair market value on each Valuation Date, based on information regarding asset values available from the Custodian. As of each Valuation Date, the Plan Administrator shall determine the net amount of the Trust Fund's income, expenses, gains and losses (realized and unrealized) since the preceding Valuation Date ("net gain or loss").

     As of each Valuation Date the net gain or loss of the Trust Fund for the period then ending shall be allocated to the Accounts (and subaccounts) of all Participants (or Beneficiaries) in proportion to the value of their Accounts (and subaccounts) on the preceding Valuation Date. The net gain or loss specifically allocable to a Participant's subaccount shall be separately identified and accounted for. As of each Valuation Date, appropriate adjustment will be made for the allocation of contributions, forfeitures and withdrawals and distributions since the preceding Valuation Date.

     If as of any Valuation Date, other than the last day of the Plan Year, only a portion of the Trust Fund is affected by a contribution, distribution, withdrawal or investment reallocation, only the portion so affected need be valued by the Plan Administrator and the preceding provisions of this Section
5.3 shall be applied separately with respect to such portion.

5.4  Loans.

     (a) If permitted pursuant to the Adoption Agreement, a Participant may apply, pursuant to the procedure established in accordance with subsection (d) of this Section 5.4, for a loan from his Account. Loans shall be made available to all Participants on a reasonably equivalent basis, subject to the following:

          (i) Each loan shall be evidenced by a negotiable promissory note;

          (ii) Each loan shall bear a reasonable rate of interest;

          (iii) Each loan shall be secured by the Participant's Account.

          (iv) If Article VII applies with respect to a Participant, the Participant must obtain the consent of his spouse, if any, to use any part of the Participant's Account as security for a loan to the Participant, such consent to be obtained within the 90-day period before all or a part of an Account is so used. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a person approved for this purpose by the Plan Administrator or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan. If a valid spousal consent has been obtained then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance excluding the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse;

          (v) No loan to a Participant shall exceed the value of the vested Account balance of the Participant at the time the loan is made;

          (vi) No loan to any Participant can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant would exceed the lesser of (A) $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or (B) one-half the present value of the Participant's nonforfeitable accrued benefit under the Plan; and for purposes of this clause (vi), all loans from all Qualified Plans of the Employer or an Affiliate shall be aggregated. An assignment or pledge of any portion of a Participant's Account will be treated as a loan under this clause (vi);

          (vii) Each loan must, by its terms, require that repayment of principal and interest be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan; provided that the repayment term may be extended beyond five years if the loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

          (viii) No loan, shall be made to an Owner-Employee or, if the Employer or an Affiliate is a corporation, to any "shareholder-employee" of the Employer or Affiliate. For this purpose, a "shareholder-employee" means an employee or officer of an electing small business corporation, i.e., an "S corporation" as defined in section 1361 of the Code, who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation; and

          (ix) No loan, shall be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

     (b) If a Participant requests a loan, the funds to be loaned will be taken from the subaccount or subaccounts specified by the Participant or, in the absence of such a specification, from the subaccounts in the order specified in subsection (f) of Section 5.5 pertaining to withdrawals. If specific assets of the Trust Fund are allocable to individual Participants' Accounts, such assets equal in value to the amount of the loan shall be sold at the direction of the Participant to provide the funds to be loaned.

     (c) The promissory note executed by the Participant shall be held by the Plan Administrator, as agent for the Trustee, as an asset of the Account. Principal and interest payments on a loan to a Participant shall be credited directly to the subaccounts of the Participant's Account from which the funds loaned were derived, in the same proportions that the funds had been attributed to such subaccounts. Any loss caused by default on a Participant's loan obligation shall be borne solely by that Account. Anything herein to the contrary notwithstanding, in the event of such a default, foreclosure on the promissory note and attachment of security will not occur until a distributable event occurs under the Plan with respect to the Participant involved.

     (d) The Employer shall prepare a written document setting forth the following information regarding loans from the Plan and such other information as the Employer deems relevant:

          (i) The identity of the person or positions authorized to administer the loan program;

          (ii) A procedure for applying for loans;

          (iii) The basis on which loans will be approved or denied;

          (iv) Limitations (if any) on the types and amount of loans offered;

          (v) The procedure under the program for determining a reasonable rate of interest;

          (vi) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default; and

          (vii) The minimum loan amount.

The provisions of that document are incorporated herein by this reference; provided, however, that if any provision of that document conflicts with any other provision of the Plan, the other Plan provision shall control.

     (e) Following a Participant's death, the provisions of this Section 5.4, other than subsection (a)(iv) hereof, shall apply to the Participant's Beneficiary as if the Beneficiary were the Participant, but only if that Beneficiary is a "party in interest" (as defined in section 3(14) of ERISA).

     (f) The provisions of this Section 5.4 shall apply to a Former Participant as if that Former Participant were a Participant, but only if that Former Participant is a "party in interest" (as defined in section 3(14) of ERISA).

     (g) Neither the Trustee nor the Custodian shall have any responsibility for determining compliance with applicable United States Department of Labor regulations regarding loans under this Section, for perfecting any security interest in collateral securing any loan, or for enforcing payment or collection of any loan. If a loan granted under this Section goes into default, the Plan Administrator shall immediately notify the Trustee and provide instructions to the Trustee as to the manner in which the loan is to be reflected on the Trustee's records from that time forward.

5.5. Withdrawals

     (a) A Participant may withdraw from his Account an amount not in excess of the amount attributable to the Participant's After-Tax Contributions not previously withdrawn or the value thereof as determined in accordance with
Section 6.7 at the time the withdrawal is effected, whichever is less. No amount will be forfeited solely as a result of a Participant's withdrawal of an amount pursuant to this Section 5.5(a). Notwithstanding the foregoing, if the Plan is subject to the annuity requirements of Section 7.1, then the Participant's spouse must consent to such withdrawals in the manner provided in Section 7.1(f).

     (b) To the extent provided in the Adoption Agreement, a Participant may make withdrawals from his Account prior to termination of Employment in accordance with this Section 5.5(b). Notwithstanding the foregoing, if the Plan is subject to the annuity requirements of Section 7.1, then the Participant's spouse must consent to any such withdrawals in the manner provided for in
Section 7.1(f).

          (i) A Participant may withdraw an amount attributable to Profit-Sharing Contributions, Salary Deferral Contributions, 401(k) Bonus Contributions, Matching Contributions, Rollover Contributions and Trustee Transfers, not in excess of the vested portion of such contributions if the withdrawal is made after the Participant attains age 59-1/2.

          (ii) A Participant shall be permitted to make a hardship withdrawal of an amount attributable to the vested portion of Salary Deferral Contributions (and any earnings credited to a Participant's Account as of the end of the last Plan Year ending before July 1, 1989), Profit-Sharing Contributions, Matching Contributions, Rollover Contributions and Trustee Transfers (without regard to attainment of age 59-1/2 or Disability) if the Participant establishes that an immediate and heavy financial need exists and the withdrawal is necessary to satisfy such financial need.

               (A) An immediate and heavy financial need exists when the hardship withdrawal will be used to pay any of the following:

                    (1) Expenses incurred or necessary for medical care (within the meaning of section 213(d) of the Code) of the Participant, the Participant's spouse or any dependent of the Participant;

                    (2) Down payment on the principal residence of the
               Participant;

                    (3) Tuition and related educational fees for the next twelve months of post-secondary education for the Participant or the Participant's spouse, children or dependents; or

                    (4) To prevent eviction of the Participant from the
               Participant's residence or foreclosure on the mortgage of the Participant's principal residence.

               (B) The withdrawal may be treated as necessary to satisfy an immediate and heavy financial need if:

                    (1) The Employee has obtained all distributions other than hardship distributions, and all nontaxable (at the time of the loan) loans from the Plan and all other plans maintained by the Employer;

                    (2) The Employee's Salary Deferral Contributions (and After-
               Tax Contributions) under this Plan and all similar contributions under all other plans maintained by the Employer will be suspended for twelve months after the receipt of the hardship distribution; and

                    (3) The Employee may not make Salary Deferral Contributions under this Plan and all other plans maintained by the Employer for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such employee's Salary Deferral Contributions for the taxable year of the hardship distribution.

               (C) The amount of any hardship withdrawal by a Participant shall not exceed the amount required to meet the immediate and heavy financial need created by the hardship (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

     (c) If a withdrawal is made from a subaccount in which the Participant is less than fully vested, the vested portion of the amount remaining in such subaccount shall be determined by reference to Section 8.2(d).

     (d) Any withdrawal by a Participant under the Plan shall be made only after the Participant files a written request with the Plan Administrator specifying the amount of funds requested to be withdrawn. In the case of a hardship withdrawal, such written request must contain, or be accompanied by, information necessary to establish that the request can be properly granted pursuant to the criteria established by clause (i) of Section 5.5(b). Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to pay the withdrawal either (i) to the Participant in a single-sum payment or (ii) in the form of a "direct transfer of an eligible rollover distribution" as described in section 401(a)(31) of the Code (in accordance with the provisions of Section 6.4(d)(i) and (iii), as applicable). In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

     (e) The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year, and the minimum amount a Participant may withdraw on any single occasion.

     (f) Unless the Participant directs otherwise, withdrawals shall be made:

          (i) First, from amounts attributable to After-Tax Contributions;

          (ii) Second, from amounts attributable to Rollover Contributions;

          (iii) Third, from amounts attributable to Trustee Transfers;

          (iv) Fourth, from amounts attributable to Salary Deferral
     Contributions;

          (v) Fifth, from amounts attributable to 401(k) Bonus Contributions;
     and

          (vi) Sixth, from amounts attributable to vested Profit-Sharing Contributions and Matching Contributions.


                            ARTICLE VI: DISTRIBUTIONS

6.1 Timing of Payment of Benefits upon Normal Termination of Service or by Reason of Disability.

     (a) When a Participant terminates from service with the Employer and each Affiliate by retirement or otherwise, except by reason of the Participant's death, or if a Participant incurs a Disability regardless of whether his service terminates, distribution of the vested portion of the Participant's Account shall commence, subject to subsections (b) and (c) of this Section 6.1 and to
Article VII, in the form, and from among the methods prescribed in Section 6.4(b), and as of the date elected by the Participant. Unless the Participant elects otherwise, distributions to the Participant must commence not later than the 60th day after the close of the Plan Year in which either (i) the Participant reaches age 65 or his or her Normal Retirement Age, if earlier, or
(ii) the Participant terminates service with the Employer and each Affiliate, whichever is later. Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while a benefit is Immediately Distributable shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy the foregoing sentence. Subject to subsections (b) and (c) of this Section 6.1 and to Article VII, a Participant may revoke any election made under this subsection (a) and make a new election under this subsection (a) at any time before the distribution involved commences. Any election by the Participant under this subsection (a) (or any revocation of such an election) is to be set forth in a written statement describing the distribution involved and the date on which the distribution is to commence (or was to have commenced in the case of a revocation), which election, subject to Section 7.1(c), shall be delivered to the Plan Administrator within such period of time prior to the date the distribution is to commence as is acceptable to the Plan Administrator.

     (b) Notwithstanding any other provision of this Article to the contrary, distribution of the vested portion of the Account of any Participant must commence by no later than the Required Beginning Date.

     (c) If the value of the vested portion of a Participant's Account balance exceeds, or at any time of any prior distribution exceeded, $3,500 and the vested portion of the Account is Immediately Distributable, the Participant must consent to any distribution of the vested portion of the Account. The consent of the Participant shall be obtained in writing within the 90-day period ending on the "annuity starting date". The "annuity starting date" is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant of the right to defer any distribution until the vested portion of the Participant's Account is no longer Immediately Distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 7.1(e), and shall be provided no less than 30 days and no more than 90 days prior to the "annuity starting date".

     (d) The provisions of subsection (c) to the contrary notwithstanding, the consent of the Participant shall not be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option purchased from a commercial provider, and if the Employer or any Affiliate does not maintain another Defined Contribution Plan, other than an employee stock ownership plan defined in section 4975(e)(7) of the Code, the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. Notwithstanding the foregoing, if any Affiliate maintains another Defined Contribution Plan, other than an employee stock ownership plan defined in section 4975(e)(7) of the Code, then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

6.2 Distributions on Death. If a Participant dies before distribution of the vested portion of the Participant's Account has been completed, the remaining amount, as well as all assets subsequently credited to the Account, if any, shall be distributed to the Participant's Beneficiary in the form, at the time and from among the methods prescribed in Section 6.4(b)(i), (ii) or (iii) as elected by the Participant or the Beneficiary in accordance with subsection (c) of this Section 6.2; provided that:

     (a) If distributions commenced to the Participant but were not completed before the Participant's death, the remaining amount to be paid to the Participant's Beneficiary may continue to be paid in the form and over the period in which the distributions were being made, but in any event must continue to be made at least as rapidly as under the method of distribution being used prior to the Participant's death;

     (b) If a Participant dies before distributions to the Participant have commenced, distribution of the vested portion of the Participant's Account must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made by the Participant or the designated Beneficiary involved to have distributions made in accordance with the following clauses (i) or (ii):

          (i) if any portion of the Participant's Account is payable to a designated Beneficiary who is an individual, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; and

          (ii) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with clause (i) of this subsection (b) shall not be earlier than the later of
     (1) December 31 of the calendar year immediately following the calendar year in which the Participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2, provided that the surviving spouse may elect to have distributions commence within the 90-day period following the date of the Participant's death.

     (c) If the Participant did not by the time of his death make an election with respect to benefits payable pursuant to this Section 6.2 on a form acceptable to the Plan Administrator, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (d) For purposes of Section 6.2(c), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 6.2(b), with the exception of paragraph (ii) therein, shall be applied as if the surviving spouse were the Participant.

     (e) For purposes of this Section 6.2, any amount paid to a child of the Participant will be treated as if it had been paid to the Participant's surviving spouse if the amount becomes payable to such surviving spouse when the child reaches the age of majority.

     (f) For purposes of this Section 6.2, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Section 6.2(d) is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 6.2(c)). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     (g) Any election by a Beneficiary under this Section 6.2 is to be set forth in a written statement describing the distribution involved and the date on which the distribution is to be made or commence, which election shall be delivered to the Plan Administrator within such period of time prior to the date the distribution is to be made or commence as is acceptable to the Plan Administrator. If no such timely election is received, the distribution shall be made, if to a surviving spouse, in accordance with Section 7.1(c), and, if to some other Beneficiary, to the Beneficiary in a single sum, the distribution to be made in either case by a date such as to satisfy the requirements of this
Section 6.2.

6.3  Beneficiary.

     (a) For purposes of the Plan, a Beneficiary is the person or persons designated as such in accordance with section 401(a)(9) of the Code and the proposed regulations thereunder by the Participant or by the Participant's surviving spouse if the Participant's surviving spouse is entitled to receive distributions under the Plan. Such a designation by the Participant's surviving spouse, however, shall relate solely to the distributions to be made under the Plan after the death of both the Participant and the surviving spouse. A Beneficiary designation shall be on a form acceptable to the Plan Administrator for use in connection with the Plan, signed by the designating person, and subject to the last sentence of this subsection (a), filed with the Plan Administrator in accordance with this Section 6.3 not later than 30 days after the designating person's death. The form may name individuals, trusts or estates to take upon the contingency of survival and may specify or limit the manner of distribution thereto. Any beneficiary designation made and in effect under a Qualified Plan immediately prior to that Plan's amendment and continuation in the form of this Plan shall be deemed to be a valid beneficiary designation filed under this Plan to the extent consistent with this Plan. In the event a Participant or the Participant's surviving spouse, as the case may be, fails to properly designate a Beneficiary (including, as improper, a designation to which the Participant's surviving spouse did not properly consent) or in the event that no properly designated Beneficiary survives the Participant or the Participant's surviving spouse, as applicable, then the Beneficiary of such person shall be his surviving spouse or, if none, his issue per stirpes or, if no issue, his estate. The designation form last accepted by the Plan Administrator during the designating person's lifetime before such distribution is to commence shall be controlling and, whether or not fully dispositive of the vested portion of the Account of the Participant involved, thereupon shall revoke all such forms previously filed by that person.

     (b) Notwithstanding subsection (a) of this Section 6.3, the designation after December 31, 1984 by a married Participant of any Beneficiary other than the Participant's spouse, or the change of any such Beneficiary to a new Beneficiary other than the Participant's spouse, shall not be valid unless made in writing and consented to by the Participant's spouse. The spouse's consent to such designation must be made in the manner described in Section 7.1(g).

     (c) Any beneficiary designation made and in effect under a Qualified Plan immediately prior to that plan's amendment and continuation in the form of this Plan shall be deemed to be a valid beneficiary designation filed under this Plan to the extent consistent with this Plan. If such beneficiary designation was made with respect to a Qualified Plan that permitted the Participant to designate without spousal consent a beneficiary to receive any portion of the Participant's Account balance in the event of the Participant's death, with respect to such beneficiary designation under this Plan, Section 7.1(c) shall be applied by application of the greater of (i) that portion of the Participant's Account with respect to which the spouse has been designated the beneficiary or
(ii) 50% of the vested portion of the Participant's Account, toward the purchase of a Qualified Preretirement Survivor Annuity and the balance of the Participant's Account shall be paid to the designated beneficiary pursuant to
Section 6.3.

6.4  Commencement and Modes of Distribution.

     (a) Subject to the foregoing Sections of this Article VI and to subsections
(b), (c) and (d) of this Section 6.4, and to Article VII, the Plan Administrator shall direct the Trustee in writing as to the timing and manner of distributions under this Article VI in accordance with the election of the Participant or Beneficiary, as relevant.

     (b) Upon receipt of a proper written order as required in subsection (a) of this Section 6.4, the Trustee shall distribute the vested portion of a Participant's Account to the Participant or the Participant's Beneficiary, as the case may be, in one of the following ways as specified in the order:

          (i) In a single-sum;

          (ii) If permitted in the Adoption Agreement, in installment payments over a period described in Section 6.4(c)(iii) or (iv);

          (iii) Only to the extent required pursuant to Article VII, through the purchase of a non-transferable annuity contract issued by an insurance company providing periodic benefits, whether fixed or variable, or both;

          (iv) In a "direct rollover" to an "eligible retirement plan", in accordance with Section 6.4(d); or

          (v) Subject to Section 6.4(d), in any combination of the foregoing forms.

Each distribution shall be made in cash unless the order specifies that all or a portion of the distribution is to be made in kind and the Custodian determines that the assets directed to be distributed are capable of being distributed in kind.

     (c) Distributions under the Plan, if not made in a single-sum, as of the first Distribution Calendar Year may only be made over one of the following periods (or a combination thereof):

          (i) the life of the Participant,

          (ii) the life of the Participant and a designated Beneficiary,

          (iii) a period certain not extending beyond the Life Expectancy of the Participant, or

          (iv) a period certain not extending beyond the Life Expectancy of the Participant and a designated Beneficiary.

     (d) (i) Upon receiving directions from a Participant who is eligible to receive a distribution from the Plan which constitutes an "eligible rollover distribution," as defined in section 402(c)(4) of the Code, to transfer all or any part of such distribution to an "eligible retirement plan," as defined in section 402(c)(8)(B) of the Code, the Plan Administrator shall cause the portion of the distribution which the Participant has elected to so transfer to be transferred directly to such "eligible retirement plan"; provided, however, that the Participant shall be required to notify the Plan Administrator of the identity of the eligible retirement plan at the time and in the manner that the Plan Administrator shall prescribe and the Plan Administrator may require the Participant or the eligible retirement plan to provide a statement that the eligible retirement plan is intended to be qualified under section 401(a) of the Code (if the plan is intended to be so qualified) or otherwise meets the requirements necessary to be an "eligible retirement plan."

          (ii) Upon receiving instructions from a Beneficiary who is the Participant's spouse or the Participant's former spouse who is an alternate payee under a "qualified domestic relations order" within the meaning of section 414(p) of the Code and in either case who is eligible to receive a distribution pursuant to the Plan that constitutes an "eligible rollover distribution" as defined in section 402(c)(4) of the Code, to transfer all or any part of such distribution to a plan that constitutes an "eligible retirement plan" under Section 402(a)(5) of the Code with respect to that distribution, the Plan Administrator shall cause the portion of the distribution which such spouse or alternate payee has elected to so transfer to the eligible retirement plan so designated; provided, however, that the spouse or alternate payee shall be required to notify the Plan Administrator of the identity of the eligible retirement plan at the time and in the manner that the Plan Administrator shall prescribe.

          (iii) The Plan Administrator may accomplish the direct transfer described in subparagraph (i) or (ii), as applicable, by delivering a check to the Participant, spouse or alternate payee who is the Participant's former spouse (in each case, a "Distributee") which is payable to the trustee, custodian or other appropriate fiduciary of the "eligible retirement plan," or by such other means as the Plan Administrator may in its discretion determine. The Plan Administrator may establish such rules and procedures regarding minimum amounts which may be the subject of direct transfers and other matters pertaining to direct transfers as it deems necessary from time to time.

     (e) If distribution of the vested portion of the Participant's Account is to be made in other than a single-sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

          (i) If a Participant's Benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the Life Expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

          (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

          (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of proposed Treasury Regulation ss.1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in subsection (d)(i) of this Section 6.4 as the relevant divisor without regard to proposed Treasury Regulation Section ss.1.401(a)(9)-2.

          (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     (f) An annuity contract referred to in subsection (b)(iii) of this Section
6.4 shall provide for payments satisfying the requirements of this Plan, including specifically subsections (c) and (d) of this Section 6.4 as applicable for annuity benefits under section 401(a)(9) of the Code and the proposed regulations thereunder.

     (g) Any other provision of the Plan to the contrary notwithstanding, if the value of the vested portion of a Participant's Account balance payable to the Participant or a Beneficiary of the Participant does not exceed, and at the time of any prior distribution to the Participant or Beneficiary, as relevant, did not exceed, $3,500, the value of the vested portion of the Participant's Account shall be paid to the Participant or Beneficiary, as relevant, only in a single sum as soon as practicable following the time the Participant's or Beneficiary's right to receive payment arises.

6.5 Change in Form or Timing of Benefit Payments. Any person whose payments are being deferred or who is receiving installment payments may request acceleration or other modification of the form of benefit distribution, provided that any necessary spousal consent to such change required pursuant to Section 7.1(g) is obtained.

6.6  Transitional Rule.

     (a) Notwithstanding any provision of this Article VI to the contrary, but subject to Section 7.1(b), distributions on behalf of any Participant, including a "5- percent owner" (as defined in Section 1.61) may be made in accordance with all of the following requirements (regardless of when such distribution commences):

          (i) The distribution is one which would not have disqualified the Plan or a predecessor plan under section 401(a)(9) of the Code as in effect prior to amendment of that section by the Deficit Reduction Act of 1984;

          (ii) The distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a Beneficiary of that Participant;

          (iii) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984;

          (iv) The Participant had accrued a benefit under this Plan, or under a Qualified Plan with respect to which this Plan is a continuation, as of December 31, 1983;

          (v) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

     (b) A distribution upon death will not be covered by the rule set forth in subsection (a) of this Section 6.6 unless the information in the designation contains the required information described therein with respect to the distributions to be made upon the death of the Participant. For any distribution which commenced before January 1, 1984, but continued after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in clauses (i) and (v) of subsection (a) of this Section 6.6. If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for an election made pursuant to section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, shall be distributed by the end of the calendar year following the calendar year in which the revocation occurs. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in proposed Treasury Regulation ss.1.401(a)(9)-2.

     Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of proposed Treasury Regulation ss.1.401(a)(9)-2 shall apply.

6.7 Valuation. For purposes of determining the amount of a distribution (or withdrawal), the number of shares or units held in the Participant's Account to be liquidated or distributed (or withdrawn), as relevant, shall be determined as of the Valuation Date coinciding with or immediately preceding the date of the distribution (or withdrawal).

6.8  Other Rules.

     (a) Notwithstanding the preceding provisions of this Article VI, payment may be delayed where the amount of a payment otherwise required to commence on any date cannot be ascertained, or payment on such date cannot be made because the Plan Administrator has been unable to locate the payee after making reasonable efforts to do so. In either case, a payment, retroactive to the date payment should have commenced, shall be made no later than 60 days after the earliest date on which the amount of the payment can be ascertained or the payee is located (whichever is applicable).

     (b) In the event that the Plan Administrator cannot locate any payee to whom a payment is due under the Plan, and no other payee has become entitled thereto pursuant to any provision of the Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Plan Administrator shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable state law); provided, that any benefit so forfeited shall be restored if such person subsequently makes a valid claim for such benefit.

     (c) All distributions required under this Article VI shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of proposed Treasury Regulations ss.1.401(a)(9)-2.

     (d) Any provision of the Plan to the contrary notwithstanding other than the provisions of Article IV relating to distributions in connection with the limitations of that Article, Salary Deferral Contributions and 401(k) Bonus Contributions, and income allocable to each, are not distributable to a Participant or his Beneficiary earlier than upon the Participant's separation from service, death, or his incurring a Disability. Such amounts may also be distributed upon:

          (i) Termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan, as defined in Code sections 4975(e) or 409, or a simplified employee pension plan, as defined in Code section 408(k);

          (ii) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets;

          (iii) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary;

          (iv) If permitted pursuant to the Adoption Agreement, a Participant's attainment of age 59 1/2; or

          (v) If permitted pursuant to the Adoption Agreement, a Participant's satisfaction of the conditions set forth in Section 5.5(b) for the withdrawal of amounts due to hardship.

     If the Plan is subject to the annuity requirements of Section 7.1, then the Participant's spouse must consent to the applicable distribution event set forth above in the manner provided in Section 7.1(g). In addition, distributions after March 31, 1988, that are triggered by any of the distribution events enumerated in clauses (i), (ii) or (iii) above must be made in a lump sum.


                          ARTICLE VII: TRANSFEREE PLANS

7.1  Qualified Joint and Survivor Annuity Requirements.

     (a) The provisions of this Article VII apply with respect to a Participant only if it is determined that (i) the Plan is a direct or indirect transferee of a defined benefit plan, a money purchase pension plan (including a target benefit plan) or a stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of sections 401(a)(11) and 417 of the Code, and
(ii) the Participant (A) is credited with at least one Hour of Service on or after August 23, 1984, or (B) had not commenced receiving the vested portion of his Account under this Plan (or account or accounts under a plan of which this Plan is a continuation) prior to August 23, 1984. The provisions of this Article VII shall also apply with respect to a Participant if the Participant's Account (reduced by any security interest held by the Plan by virtue of any loan outstanding to the Participant under Section 5.4) is not payable in full, upon the death of the Participant, to the Participant's surviving spouse (unless another Beneficiary has been designated in accordance with Section 6.3(b)). This
Section 7.1 shall apply notwithstanding any other provision of this Plan to the contrary.

     (b) Unless some other permissible form of distribution is elected by the Participant pursuant to a "qualified election" in accordance with subsection (g) of this Section 7.1 within the 90-day period ending on the "annuity starting date", distribution of the vested portion of the Participant's Account to whom this Section 7.1 applies shall be made, if the Participant is married on that date, in the form of a Qualified Joint and Survivor Annuity, and if the Participant is not married on that date, in the form of an annuity for the life of the Participant. The "annuity starting date" is the first day of the first period for which an amount is paid as an annuity or any other form. The Participant may elect to have such annuity distributed on the earliest date on which the Participant could elect to receive retirement benefits under the Plan.

     (c) Unless waived pursuant to a "qualified election" within the election period, if a married Participant dies before his "annuity starting date" the vested portion of the Participant's Account shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity. For purposes of this subsection
(c), the election period shall be the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which he attains age 35, the election period shall begin on the date of separation. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 7.1(e). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article. A surviving spouse entitled to have an annuity purchased pursuant to this Section 7.1 may elect by written notice to the Plan Administrator after the Participant's death to have distribution made instead in some other form of benefit prescribed in Section 6.4(b)(i) or (ii), or in a combination of those two forms.

     (d) (i) If the value of the vested portion of a Participant's Account balance exceeds, or at any time of any prior distribution exceeded, $3,500 and the vested portion of the Account is Immediately Distributable, the Participant's spouse, if living, must also consent to any distribution of the vested portion of the Account. The consent of the Participant's spouse shall be obtained in writing within the 90-day period ending on the "annuity starting date". The Plan Administrator shall notify the Participant's spouse of the right to defer any distribution until the vested portion of the Participant's Account is no longer Immediately Distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the "annuity starting date".

          (ii) The provisions of subsection (c) to the contrary notwithstanding, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the vested portion of the Account is Immediately Distributable. The consent of the Participant's spouse shall not be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option purchased from a commercial provider, and if the Employer or any Affiliate does not maintain another Defined Contribution Plan, other than an employee stock ownership plan defined in section 4975(e)(7) of the Code, the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. Notwithstanding the foregoing, if any Affiliate maintains another Defined Contribution Plan, other than an employee stock ownership plan defined in section 4975(e)(7) of the Code, then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

     (e) The Plan Administrator shall no less than 30 days and no more than 90 days prior to the annuity starting date provide each Participant to whom this
Section 7.1 applies with a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity or an annuity for the life of the Participant, as applicable with respect to the Participant depending on whether the Participant is married or unmarried; (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity or life annuity form of benefit, as the case may be; (iii) the rights under this
Section 7.1 of the Participant's spouse, if any; and (iv) the right to make, and the effect of, a revocation of a previous election to waive a Qualified Joint and Survivor Annuity or life annuity form of benefit, as the case may be. The Plan Administrator may, on a uniform and nondiscriminatory basis, provide for such other notices, information or election periods or take such other action as the Plan Administrator considers necessary or appropriate so that this Section
7.1 is implemented in such a manner as to comply with sections 401(a)(11) and 417 of the Code.

     (f) The Plan Administrator shall provide each Participant within the "applicable period" for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation required under subsection (e) of this Section 7.1. The "applicable period" is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) "a reasonable period" ending after the individual becomes a Participant; or (iii) "a reasonable period" ending after this Section 7.1 first applies to the Participant. For purposes of this subsection (f) "a reasonable period" is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. Notwithstanding the foregoing, in the case of a Participant who separates from service before the Plan Year in which the Participant attains age 35, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If the Participant thereafter returns to Employment, the "applicable period" for such Participant shall be redetermined.

     (g) A "qualified election" for purposes of this Section 7.1 shall be a waiver of the Qualified Joint and Survivor Annuity or life annuity form of benefit otherwise applicable, or a Qualified Preretirement Survivor Annuity, and shall not be effective unless:

          (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouses's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a "qualified election".

     Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection (d) or subsection (e) of this Section 7.1.

     (h) A former spouse of a Participant will be treated as the spouse or surviving spouse of the Participant for purposes of the Plan to the extent provided under a "qualified domestic relations order" (or a "domestic relations order" treated as such) as referred to in Section 12.7.

     (i) The vested portion of a Participant's Account is the aggregate value of his vested Account balance derived from Employer and Employee contributions (including Rollover Contributions and Trustee Transfers), whether vested before or upon death. The provisions of this Section 7.1 shall apply to a Participant who is vested in amounts attributable to Employer Contributions, After-Tax Contributions or both at the time of death or distribution.

     (j) (i) Any living Participant or Former Participant not receiving distributions under a Qualified Plan (prior to its amendment and restatement to take the form of this Plan) on August 23, 1984 who would otherwise not receive the benefits prescribed by the previous subsections of this Section 7.1 must be given the opportunity to elect to have such subsections apply if the Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976 and the Participant had at least 10 Years of Service when he terminated from service with the Employer and each Affiliate.

          (ii) Any living Participant or Former Participant not receiving distributions under the Plan on August 23, 1984 who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Hour of Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits under this Plan paid in accordance with clause (iv) of this subsection (j).

          (iii) The respective election opportunities described in clauses (i) and (ii) of this subsection (j) must be afforded to each appropriate Participant or Former Participant during the period commencing on August 23, 1984 and ending on the date distribution of the vested portion of the Participant's or Former Participant's Account would otherwise be made or commence to the Participant or Former Participant.

          (iv) Any Participant or Former Participant who has elected pursuant to clause (ii) of this subsection (j) and any Participant or Former Participant who does not elect under clause (i) of this subsection (j) or who meets the requirements of said clause (i) except that such Participant or Former Participant does not have at least 10 Years of Service when he terminates from service with the Employer and each Affiliate, shall have his benefits distributed in accordance with all of the following requirements if his benefits would have been payable in the form of a life annuity:

               (A) If benefits in the form of a life annuity become payable to a married Participant or Former Participant who:

                    (I) begins to receive payments under the Plan on or after
               his Normal Retirement Age; or

                    (II) dies on or after his Normal Retirement Age while still working for the Employer or an Affiliate; or

                    (III) begins to receive payments on or after his "qualified early retirement age"; or

                    (IV) terminates from service on or after attaining his
               Normal Retirement Age (or "qualified early retirement age") and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits shall be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant or Former Participant has elected otherwise during the "election period". This "election period" must begin at least six months before the Participant attains his "qualified early retirement age" and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant or Former Participant at any time during the "election period".

               (B) A Participant or Former Participant who is employed by the Employer or an Affiliate after attaining his "qualified early retirement age" shall be given the opportunity to elect, during the "election period", to have a survivor annuity payable on his death. If the Participant or Former Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Participant's or Former Participant's spouse under a Qualified Joint and Survivor Annuity computed as if the Participant or Former Participant had retired on the day before his death. Any election under this provision shall be in writing and may be changed by the Participant or Former Participant at any time, during the "election period." The "election period" for this purpose begins on the later of (i) the 90th day before the Participant or Former Participant attains his "qualified early retirement age," and
          (ii) the date on which he first becomes a Participant, and ends on the date the Participant or Former Participant terminates service with the Employer and each Affiliate. A Participant's or Former Participant's "qualified early retirement age" is the latest of:

                    (I) the earliest date under the Plan on which he may elect to receive retirement benefits,

                    (II) the first day of the 120th month beginning before he
               reaches his Normal Retirement Age, and

                    (III) the date he first becomes a Participant.


                      ARTICLE VIII: VESTING AND FORFEITURES

8.1  Vesting.

     (a) The portion of a Participant's Account attributable to Section 401(k) Contributions, After-Tax Contributions, Rollover Contributions and Trustee Transfers shall immediately become and at all times remain fully vested and nonforfeitable.

     (b) The portion of a Participant's Account attributable to Profit-Sharing Contributions and Matching Contributions shall immediately become and at all times remain fully vested and nonforfeitable upon the Participant's death, Disability, attainment of Early Retirement Date or attainment of Normal Retirement Age. In the absence of any of the preceding events, the Participant's Account attributable to Profit- Sharing Contributions and Matching Contributions, respectively, shall vest and become nonforfeitable in accordance with the relevant vesting schedule specified in the Adoption Agreement.

     (c) Except as provided in subsections (d) and (e) of this Section 8.1 or as limited in the Adoption Agreement, for purposes of determining the vested and nonforfeitable percentage of the Participant's Account attributable to Profit-Sharing Contributions and Matching Contributions, all of the Participant's Years of Service with the Employer or an Affiliate shall be taken into account.

     (d) In the case of a Participant who terminates Employment and incurs 5 or more consecutive 1-year Breaks in Service, the Participant's pre-break service will count in determining his vested and nonforfeitable percentage of the portion of his Account derived from Profit-Sharing Contributions and Matching Contributions only if either (i) such Participant had some nonforfeitable interest in the portion of his Account derived from such contributions at the time of his termination, or (ii) upon returning to service the number of consecutive 1-year Breaks in Service is less than the number of his Years of Service.

     (e) If specified in the Adoption Agreement, Years of Service with a predecessor employer may be treated as service with the Employer, provided, however, if the Employer maintains the Plan of a predecessor employer, Years of Service with such employer will be treated as service with the Employer without regard to any election in the Adoption Agreement.

8.2  Forfeitures.

     (a) Any portion of a Participant's Account that is not vested shall be forfeited as of the last day of the Plan Year in which his fifth consecutive Break in Service occurs. Any amounts thus forfeited shall be allocated as provided in Section 3.8. The remaining portion of the Participant's Account will be nonforfeitable. Notwithstanding the foregoing, the non-vested portion of the Account of a Participant whose Employment has terminated and who has received a distribution of the vested portion of his Account shall be forfeited prior to the incurring of 5 consecutive 1-year Breaks in Service. For purposes of this
Section 8.2, if the value of a Participant's vested Account balance is zero, the Participant shall be deemed to have received distribution of such vested Account balance in the event that a forfeiture of the Account balance before 5 consecutive 1-year Breaks in Service has occurred.

     (b) If a forfeiture of the Participant's Account occurs under the circumstances described in Subsection (a) prior to the Participant's incurring 5 consecutive 1-year Breaks in Service and the Participant subsequently returns to employment before incurring 5 consecutive 1-year Breaks in Service:

          (i) unless otherwise provided in the Adoption Agreement, the Participant's Account balance attributable to Employer Contributions will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution attributable to Employer Contributions before the earlier of (A) 5 years after the first date on which the Participant is subsequently re-employed by the Employer, or
               (B) the date the Participant incurs 5 consecutive 1-year Breaks in Service following the date of the distribution; or

          (ii) if provided in the Adoption Agreement, the amount so forfeited will be restored prior to application of forfeitures under
               Section 3.8 out of forfeitures arising in the Plan Year in which the restoration occurs, and to the extent necessary, out of special Employer contributions which shall be made for that purpose.

Regardless of whether the provisions of (i) or (ii) above are applicable, if a Participant who is deemed to have received a distribution subsequently returns to employment before incurring 5 consecutive 1-year Breaks in Service, the amount so forfeited will be restored in the manner provided in (ii).

     (c) In applying the provisions of Section 8.2(a) in Plan Years starting before 1985, the phrase "5 consecutive 1-year Breaks in Service" shall be replaced by the phrase "a 1-year Break in Service." In addition, if as of the day before the first day of the first Plan Year starting after 1984 the non-vested portion of the Participant's Account was irrevocably forfeited under the Plan consistent with the applicable provisions of section 411(a) of the Code, Section 8.2(a) shall not require such forfeiture to be restored.

     (d) If a distribution is made at a time when a Participant has a vested right to less than 100 percent of the value of the Participant's Account attributable to Profit- Sharing Contributions or Matching Contributions and forfeitures, as determined in accordance with the provisions of Section 8.1, and the non-vested portion of the Participant's Account has not yet been forfeited in accordance with subsection (a) of this Section 8.2 or if it has been restored after forfeiture in accordance with Paragraph (b)(ii), at any relevant time the Participant's vested portion of a subaccount from which a distribution was made shall be determined by the following methodology:

          (i) First, the amount of any previous deductions from the subaccount shall be added to the value of the subaccount at the relevant Valuation Date;

         (ii) Second, the appropriate vested percentage determined in accordance with Section 8.1 shall be applied to the hypothetical subaccount balance determined under (i) to ascertain the hypothetical vested amount; and

        (iii) Third, the vested portion shall be the difference, if any, between the hypothetical vested amount determined under (ii) and the previous distributions added to the hypothetical subaccount value in (i).

     (e) If a Participant whose Employment has terminated receives distribution of his entire vested interest in his Account at a time when he has a vested right to less than 100 percent of his Account, the Plan Administrator may direct that the remaining non-vested portion be transferred to a forfeiture account under the Plan pending forfeiture as of the last day of the Plan Year in which the distribution occurs. The forfeiture account shall be subject to the investment control of the Employer or other Named Investment Fiduciary designated in accordance with Section 10.2. No portion of the forfeiture account may remain unallocated as of the first day of the subsequent Plan Year.


                 ARTICLE IX: ADMINISTRATION AND RELATED MATTERS

9.1 Plan Administrator's Authority and Responsibility. The Plan shall be administered by the Plan Administrator who shall have the sole authority to enforce the Plan on behalf of any and all persons having or claiming any interest under the Plan and who shall be responsible for the operation of the Plan in accordance with its terms. The Plan Administrator shall determine by rules of uniform application all questions arising out of the administration, interpretation and application of the Plan, which determinations, subject to
Section 9.8, shall be conclusive and binding on all persons. The Plan Administrator shall be a "named fiduciary" of the Plan within the meaning of section 402(a)(2) of ERISA and the agent for service of legal process with respect to the Plan.

9.2 More Than One Person as Plan Administrator. If more than one person is named as Plan Administrator, all such persons shall exercise their duties in concert, but they may allocate their duties among themselves by written agreement communicated to the Employer, or if the Employer is no longer in existence, to the Trustee. In any event, the Trustee may rely, without having to make further inquiry, upon instructions appearing to be genuine instructions from any person serving as Plan Administrator, as being the will of all persons so serving as if no allocation of duties had been made.

9.3 Persons Serving as Plan Administrator and Successors. The Trustee shall be notified in writing by the Employer of the name of any person serving as Plan Administrator and of any person authorized to act on behalf of the Plan Administrator. The Trustee may conclusively assume that a person so designated will continue to act in that capacity until the Trustee has been notified in writing by the Employer to the contrary. If at any time no person designated by the Employer as Plan Administrator is able and willing to serve as such, the Employer shall then be Plan Administrator or designate a successor Plan Administrator, but if the Employer has died if a sole proprietor, dissolved if a corporation, or terminated if a partnership, a successor promptly shall be designated in writing by a majority of the Participants for whom Accounts not yet fully distributed are then held in the Trust. A majority of the legally competent Beneficiaries of a deceased Participant then entitled to receive benefits may exercise the deceased Participant's right to participate in that designation and shall be considered for that purpose to be one Participant in the Participant's place.

9.4 Resignation and Removal. A person serving as Plan Administrator may resign by giving written notice to the Employer, or if the Employer is no longer in existence, to the Trustee, not less than 30 days before the effective date of the person's resignation. Upon 30 days prior written notice to the person being removed, the Plan Administrator may be removed at any time, without cause, by the Employer, or if the Employer is no longer in existence, by a majority of the Participants and Beneficiaries following the approach referred to in the last two sentences of Section 9.3. A notice period provided for in this Section 9.4 may be waived or reduced if acceptable to the persons involved. The Employer, if in existence, shall be the successor to the position involved, or the Employer may appoint a successor to a person who has resigned or been removed as Plan Administrator, but if the Employer is no longer in existence, the appointment shall be made by a majority of the Participants and Beneficiaries following the approach referred to in the last two sentences of Section 9.3. When the Plan Administrator's resignation or removal becomes effective, the Plan Administrator shall perform all acts necessary to transfer all relevant records to its successor. A successor Plan Administrator shall have all the rights and powers and all of the duties and obligations of the original Plan Administrator but shall have no responsibility for acts or omissions before the successor became Plan Administrator.

9.5 Compensation and Expenses. Except as provided in Section 9.7, no compensation shall be paid from the Plan to the Plan Administrator. Any expenses properly incurred by the Plan Administrator with respect to the Plan shall be paid or reimbursed by the Employer.

9.6 Advice. The Plan Administrator shall have the right to employ others, including legal counsel who may, but need not, be counsel to the Employer, to render advice regarding any questions which may arise with respect to its rights, duties and responsibilities under the Plan, and may rely upon the opinions or certificates of any such person.

9.7 Delegation of Responsibility, Appointment of Recordkeeper.

     (a) The Plan Administrator may delegate in writing all or any part of the Plan Administrator's responsibilities under the Plan to agents or others by written agreement communicated to the delegate and to the Employer or, if the Employer is no longer in existence, to the Trustee and, in the same manner, may revoke any such delegation of responsibility. Any action of a delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes as if such action had been taken by the Plan Administrator. The delegate shall have the right, in such person's sole discretion, by written instrument delivered to the Plan Administrator, to reject and refuse to exercise any such delegated authority. The Trustee need not act on instructions of such a delegate despite any knowledge of such delegation, but may require the Plan Administrator to give the Trustee all instructions necessary under the Plan.

     (b) Any provision of subsection (a) to the contrary notwithstanding, the Plan Administrator shall appoint a recordkeeper, who may be the Service Company, acceptable to the Custodian (the "Recordkeeper") who shall perform all of the functions of the Plan Administrator as regards instructions to and all other transactions with the Trustee, except that (i) any payment of benefits under the Plan or any money loaned pursuant to Section 5.4 shall be made by mailing a check for the amount thereof to the Plan Administrator unless otherwise directed by the Recordkeeper and (ii) the Plan Administrator shall retain the right to require an accounting pursuant to Section 10.6 and shall be the party defendant in any action sought pursuant to Section 10.8. The Trustee may assume that the Recordkeeper is acting in accordance with authority granted to it by the Plan Administrator or Employer unless and until it is notified to the contrary in writing by the Plan Administrator or Employer. Any proper fees and expenses of the Recordkeeper shall to the extent not paid or reimbursed by the Employer be considered an administrative expense of the Trust under Section 10.14.

9.8 Claims and Claims Review Procedure. If an Employee, Participant, Beneficiary or any other person claims to be entitled to benefits under the Plan, and the Plan Administrator denies that claim in whole or in part, the Plan Administrator shall, in writing, notify the claimant that his claim has been denied in whole or in part, setting forth the specific reason or reasons for the denial, specific reference to pertinent Plan provisions upon which the denial is based, a description of any additional material or information which may be needed to clarify the claim, including an explanation of why such information is necessary, and shall refer to the claims review procedure as set forth in this
Section 9.8. Within 30 days after the mailing or delivery by the Plan Administrator of such notice, the claimant may request, by written notice to the Employer, a review by the Employer of the decision denying the claim. The claimant may examine documents pertinent to the review and may submit written issues and comments to the Employer. If the claimant fails to request such a hearing within such 30-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim is correct. If the claimant requests a review within the 30-day period, the Employer shall designate a time, which time shall be no less than 10 nor more than 45 days from the date of receipt by the Employer of the claimant's notice to the Employer, and a place for such hearing, and shall promptly notify such claimant of such time and place. Within 45 days after the conclusion of the hearing, including any extensions of the date thereof mutually agreed to by the claimant and the Employer, the Employer shall communicate to the claimant the Employer's decision in writing, and if the Employer confirms the denial, in whole or in part, the communication shall set forth the specific reason or reasons for the decision and specific reference to those Plan provisions upon which the decision is based.

9.9 Action by Employer. Action by the Employer under the Plan shall be carried out by the sole proprietor, if the Employer is a sole proprietorship, by a general partner of the Employer, if the Employer is a partnership, or by the board of directors or a duly authorized officer of the Employer, if the Employer is a corporation. If the Employer is no longer in existence, and the Plan does not specify the person to take an action, or otherwise serve in the place of the Employer, in connection with the operation of the Plan, the Plan Administrator shall so act or serve, but if there is no person serving as Plan Administrator, such action shall be taken by a person selected following the approach referred to in the last two sentences of Section 9.3. The Trustee shall have, and assume, no responsibility for inquiring into the authority of any person purporting to act on behalf of an Employer.

9.10 Cooperation and Information. The Employer and the Plan Administrator shall cooperate with each other in all respects, including the provision to each other of records and other information relating to the Plan, as may be necessary or appropriate for the proper operation of the Plan or as may be required under the Code or ERISA.

9.11 Responsibilities Limited. To the extent permitted by ERISA, except to the extent expressly provided by a written agreement to the contrary to which the person being charged with a breach of responsibility is a party, the Employer, the Plan Administrator, the Service Company, the Custodian and the Trustee shall be responsible solely for performance of those duties expressly assigned to that person in the Plan and assume no responsibility as to duties assigned to anyone else under the Plan or by operation of law.


                    ARTICLE X: POWERS, DUTIES AND OBLIGATIONS
                          OF THE TRUSTEE AND CUSTODIAN

10.1 No Investment Discretion. The Trustee shall have no investment management responsibility with respect to the Trust or any other assets held under the Plan and is authorized solely to make and hold investments only as directed pursuant to Section 10.2.

10.2 Investment Directions.

     (a) Responsibility for directing the Trustee with respect to the investment of the Trust Fund shall be allocated to the Employer, or another named fiduciary appointed by the Employer for that purpose (the "Named Investment Fiduciary"), or the Participants, or any investment manager (an "Investment Manager") who meets the requirements of section 3(38) of ERISA appointed by the Named Investment Fiduciary to manage all or a portion of the Trust Fund, all as provided in the Plan (including the Adoption Agreement). Unless otherwise provided in the Adoption Agreement, each Participant shall have the responsibility for directing the investment of the assets allocated to his Account from among the investment options selected by the Named Investment Fiduciary, one or more of which options may be pools of investments permitted by
Section 10.4 the investment of which is directed by an Investment Manager. To the extent investment responsibility is allocated to the Participants, the Beneficiary of a deceased Participant shall discharge the responsibility subsequent to the Participant's death and any reference to the Participant in any provision of the Plan pertaining to investment directions shall in such event be construed as a reference to the Beneficiary. Notwithstanding the foregoing, and regardless of a Participant's authority to direct the investment of assets allocated to his Account, the Named Investment Fiduciary is authorized and empowered to direct the Trustee to invest funds in short term investments pending other investment instructions by the Plan Administrator.

     (b) Investment directions shall be given in a manner and form prescribed by the Trustee and shall be subject to such limitations, including limitations as to the frequency with which any standing investment instructions may be changed and funds may be moved among investment choices, as the Named Investment Fiduciary shall prescribe. If investment responsibility is allocated to Participants, to the extent permitted by the Trustee, investment directions may be given directly to the Service Company in a manner and form prescribed by the Service Company.

     (c) Notwithstanding other provisions of the Plan to the contrary, if another Qualified Plan is amended and restated in the form of this Plan, the Named Investment Fiduciary shall have the power to prescribe rules regarding the investment of the assets held under the other Qualified Plan until such time as any resulting reconciliation of Participant Accounts is completed and the assets may be reinvested in investments permitted under Section 10.4 of the Plan.

     (d) Notwithstanding other provisions of the Plan to the contrary, if securities issued by the Employer or any Affiliate are permissible investments pursuant to Section 10.2, the Employer or Named Investment Fiduciary may prepare a written document, the provisions of which shall be applicable only with respect to officers and directors who are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 with respect to their transactions in such securities, setting forth such restrictions on and procedures applicable to such persons' salary deferral elections, investment directions and withdrawals as, in the Employer's or Named Investment Fiduciary's judgment, are necessary or appropriate for the Plan and such transactions to meet the conditions of an applicable exemption from the provisions of such Section 16(b), the provisions of which written document are incorporated herein by this reference.

10.3 Trustee's Authority.

     (a) The Trustee is authorized and empowered to take any action set forth below with respect to any asset of the Trust Fund:

          (i) Pending investment instructions, to hold funds uninvested or to invest the funds, (i) in U.S. Treasury bills, or commercial paper, or such other short-term investments of similar character as it may select, regardless of whether any such investment is usual or approved or authorized by law for investments by fiduciaries; or (ii) in a composite trust maintained by the Trustee as a medium for the collective investment of eligible employee benefit plans;

         (ii) To cause any property of the Trust to be issued, held or registered in the individual name of the Trustee, in the name of its nominee, in a securities depository or in such other form as may be required or permitted under applicable law (however, the records of the Trustee shall indicate the true ownership of such property);

        (iii) To employ such agents and counsel, including legal counsel, as the Trustee determines to be reasonably necessary in managing and protecting the Trust assets, in handling controversies under
               Section 10.8(h) or any other section of this Agreement or in defending itself successfully against allegations of fiduciary liability and to pay them reasonable compensation out of the Trust Fund unless otherwise paid by the Employer; and

         (iv) To do all other acts necessary or desirable for the proper administration of the Trust assets.

     (b) With respect to the investment of the Trust Fund, the persons authorized to give investment directions pursuant to Section 10.2 may direct the Trustee to, and solely in accordance with such directions given pursuant to
Section 10.2, the Trustee shall have the duty and authority to:

          (i) Invest and reinvest the Trust Fund without regard to diversification and without regard to whether any such investment is authorized by the laws of any jurisdiction for fiduciary investments;

         (ii) Exercise or sell covered listed options, conversion privileges or rights to subscribe for additional securities and to make payments therefor;

        (iii) Consent to or participate in dissolutions, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers or other changes affecting securities and other assets held by the Trustee;

         (iv) Make, execute and deliver as Trustee any and all contracts, waivers, releases or other instruments in writing necessary or proper for the exercise of any of the foregoing powers; and

          (v) Grant options to purchase securities held by the Trustee or to repurchase options previously granted with respect to securities held by the Trustee.

10.4 Permitted Investments.

     (a) Subject to the following provisions of this Section 10.4, the Trust Fund may be invested in shares of registered investment companies for which Alliance serves as principal underwriter and such other investments as may be offered by Alliance from time to time for investment under the Plan. The Custodian, when serving as Trustee, or the person directing investment of Plan assets pursuant to Section 10.2 may invest in the Custodian's deposits that bear a reasonable interest rate. Investments in one or more collective trusts maintained by the Custodian, or such other collective trusts or group trusts as are acceptable to Alliance, are permitted, in which event the documents governing any such collective trust or group trust are hereby incorporated into this Plan by reference; provided that to the extent required by the trustee of the collective trust or group trust to facilitate such an investment, the Employer or another named fiduciary appointed by the Employer for the purpose may enter into an ancillary trust agreement for the holding of assets of the Plan, in which event the ancillary trust shall be treated as a separate trust under the Plan and the trustee shall not be liable for the acts or omissions of the trustee of the ancillary trust. Investment in securities issued by the Employer or any Affiliate is permitted (up to 100% of Trust Fund assets); provided that such investment shall be permitted only if (a) such securities are publicly traded on a recognized exchange or on the Nasdaq National Market and
(b) the Employer provides the Custodian with evidence satisfactory to the Custodian that any such investment will comply with all applicable Federal and state securities laws. Investments in collectibles, within the meaning of Code section 408(m) are not permitted. If another Qualified Plan is amended and restated in the form of this Plan during a Plan Year, the investments acquired under the other Qualified Plan shall be permitted investments under this Plan until such time as such investments may be liquidated and the proceeds thereof reinvested in investments that are permitted investments without regard to this sentence.

     (b) Any other provision of this Article X to the contrary notwithstanding, the Trustee may acquire and hold any property as a permitted investment to the extent permitted by written authorization of Alliance.

10.5 Direction of Voting and Other Rights. The voting and other rights in securities or other assets held in the Trust shall be exercised by the Trustee as directed by the Named Investment Fiduciary or other person who at the time has the right as referred to in Section 10.2 hereof to direct the investment or reinvestment of the security or other asset involved, provided that notwithstanding any provision of the Plan to the contrary, (a) except as provided in clause (b) of this Section, such voting and other rights in any such security or other asset selected by the Employer or the Named Investment Fiduciary shall be exercised by the Named Investment Fiduciary and (b) such voting and other rights in any "employer security" with respect to the Plan within the meaning of Section 407(d)(1) of ERISA which is held in an Account over which a Participant or Beneficiary has control as to specific assets to be held therein or which is held in an Account which consists solely or primarily of "employer securities" shall be exercised by the Participants or Beneficiaries having interests in that account. Notwithstanding any provision hereof or of the Plan to the contrary, (i) in the event a Participant or Beneficiary or an Investment Manager with the right to direct a voting or other decision with respect to any security or other asset held in the Trust does not communicate any decision on the matter to the Custodian or the Custodian's designee by the time prescribed by the Custodian or the Custodian's designee for that purpose or if the Custodian notifies the Named Investment Fiduciary either that it does not have precise information as to the securities or other assets involved allocated on the applicable record date to the accounts of all Participants and Beneficiaries or that time constraints make it unlikely that Participant, Beneficiary or Investment Manager direction, as the case may be, can be received on a timely basis, the decision shall be the responsibility of the Named Investment Fiduciary and shall be communicated to the Custodian on a timely basis, and (ii) in the event the Named Investment Fiduciary with any right under the Plan or hereunder to direct a voting or other decision with respect to any security or other asset held in the Trust, including any such right under clause
(a) or clause (i) of this Section, does not communicate any decision on the matter to the Custodian or the Custodian's designee by the time prescribed by the Custodian for that purpose, the Custodian may, at the cost of the Plan unless paid by the Employer, retain an Investment Manager with full discretion to make the decision. Except as required by ERISA, the Custodian shall (a) follow all directions above-referred to in this Section and (b) shall have no duty to exercise voting or other rights relating to any such security or other asset.

10.6 Valuation. The Plan Administrator shall value the assets of the Trust Fund at fair market value as of the close of each Plan Year. For this purpose, the Custodian shall provide such information regarding asset values, as may be available to it.

10.7 Records and Reports. The Trustee shall keep, or arrange for the keeping of, accurate records of all contributions, receipts, investments, distributions, disbursements and all other transactions of the Trust Fund which shall be available at all reasonable times for inspection by the Plan Administrator. Within 120 days from the close of each Plan Year, and within 120 days from the Trustee's resignation or removal, the Trustee shall file, or cause to be filed, with the Plan Administrator a written report (which, may incorporate by reference any copies of the Custodian's or Service Company's regularly issued account statements) reflecting all transactions affecting the Trust Fund for the period in question and including a statement of all assets in the Trust Fund; provided that nothing in this Section 10.6 shall be construed to require the Trustee to maintain records regarding the allocation of assets and liabilities (including loans to Participants under Section 5.4) to individual Participants' Accounts. If the Plan Administrator does not notify the Trustee in writing of any claimed errors contained in the report within sixty days after the sending thereof, the Plan Administrator will be considered to have approved the report and released the Trustee from all responsibilities for matters covered by the report. Only the Plan Administrator may require an accounting.

10.8 Right to Request Judicial Assistance. The Trustee shall have the right at any time to apply to a court of competent jurisdiction for judicial settlement of its accounts or for determination of any questions of construction which may arise or for instructions. The only necessary party defendant to any such action shall be the Plan Administrator, but the Trustee may, if it so elects, join in as a party defendant any other person or persons. The cost, including attorneys' fees, of any such accounting shall be charged to the Trust Fund as an administration expense of the Plan.

10.9 Scope of Trustee's Duties. The Trustee shall have no duties except those which are specifically set forth in the Plan. No implied covenant or obligation shall be read into the Plan. Without limiting the generality of the foregoing:

     (a) Except as otherwise provided in Section 10.3(a), the Trustee shall not make or dispose of any investments except upon direction of the person responsible for the direction of such investments pursuant to Section 10.2, or in accordance with Section 10.11;

     (b) The Trustee shall have no duty to question any instruction of the Plan Administrator, the Employer, the Named Investment Fiduciary, any Participant or any Investment Manager, to review any of the assets held in the Trust Fund, or to make suggestions to the Employer, the Named Investment Fiduciary, any Participant or any Investment Manager about investments, and shall be under no duty to diversify or determine the prudence of any investment;

     (c) Each contribution to and allocation under the Trust Fund shall be deemed to be a certification by the Employer and the Plan Administrator, as relevant, that the contribution or allocation is in accordance with the terms of the Plan, and the Trustee shall have no duty to receive contributions or make allocations except in accordance with such instructions as it receives from the Plan Administrator or the Employer;

     (d) The Trustee shall be fully protected in acting upon any oral conversations with, or any instrument, certificate or paper believed by it to be genuine and to be presented by, any person who the Trustee reasonably believes to be authorized to act with respect to the subject matter of such conversation, instrument, certificate or paper. The Trustee shall have no duty to investigate or inquire about any statement contained in any such conversation or writing but may accept it as accurate and true. The Trustee may, in its sole discretion, require that any instruction to it be contained in a written instrument signed by a duly authorized person or persons and may act as if no instruction had been provided unless and until it receives such a written instrument;

     (e) The Trustee may, to the extent required by law, withhold any taxes or other amounts otherwise payable with respect to a Participant and deposit such amounts with the proper governmental agency;

     (f) Upon the written request of a Participant eligible to receive a distribution from the Plan, the Trustee, upon receipt of the request transmitted to it by the Plan Administrator, will pay all of the assets in the Participant's Account to the qualified plan of another employer or to an individual retirement account established by the Participant. The Trustee has no responsibility to determine the validity of any payment it makes according to those instructions, nor will it be liable for any tax or other consequences of following those instructions;

     (g) The Trustee will distribute benefits to Participants, their beneficiaries and their "alternate payees" only as directed by the Plan Administrator. The Trustee has no responsibility for determining whether a person specified by the Plan Administrator is the proper recipient of the payment involved. The Trustee has no liability for any distribution made according to written directions from the Plan Administrator or for any failure to make a distribution in the event a proper direction is not received. The Trustee has no duty to determine whether any distributions are made in accordance with the Plan, the Code or ERISA, including whether the amount or form of any distribution is proper.

     (h) In the event any controversy arises as to the person or persons to whom any distribution or payment is to be made by the Trustee, or as to any other matter arising in the administration of the Plan, the Trustee may retain the amount in controversy pending resolution of the controversy. The Trustee shall not be obliged to invest any amount so retained nor shall it be liable for the payment of any interest or income on any such amount, except to the extent of gains, if any, attributable to the investment of such amount.

10.10 Scope of Trustee's Liability. The Trustee shall not be liable for losses of any kind which may result (a) by reason of any action taken by it in accordance with the directions or instructions of the Employer, the Plan Administrator, the Named Investment Fiduciary, a Participant or an Investment Manager or otherwise taken in accordance with the Plan, including the Adoption Agreement, or (b) by reason of any failure to act due to the absence of such directions or instructions.

     The Trustee has no duty to determine or advise Participants of the investment, tax or other consequences resulting from the Participants' actions or inactions involving their Accounts, neither is the Trustee responsible for the investment, tax or other consequences of Participants' actions, its own actions in following their directions or its failing to act in the absence of their directions. The Trustee shall not in any way be liable for any inadequacy of contributions under the Plan, or be responsible for the collection of any contribution required under the Plan. The Trustee shall have no powers, duties or responsibilities with regard to the administration of the Plan nor shall it have any power, duty or responsibility to determine the rights or benefits of any person having or claiming an interest under the Plan. Except as required by ERISA, the Trustee shall not be required to give bond or security for the performance of its duties.

     The Trustee may from time to time consult with counsel (who may be counsel for the Employer, Plan Administrator or the Service Company) and shall be fully protected in acting upon the advice of counsel in such instance. The Employer and, where the Trustee is following the directions or instructions of a Participant or the Named Investment Fiduciary, such Participant, or the Named Investment Fiduciary (as the case may be), shall at all times fully indemnify and save harmless the Trustee from any liability which may arise in connection with this Plan, except liability arising from the gross negligence or willful misconduct of the Trustee. For purposes of this Section 10.10, "liability" shall include, without limitation, taxes, expenses, claims, damages, actions, suits, attorneys' fees, expenses of litigation or preparation for threatened litigation, and any other charges. The Trustee shall be liable for its own gross negligence or willful misconduct in the performance of the duties expressly assumed by it under the Plan.

10.11 Liquidation of Assets. If the Trustee must liquidate assets in order to make distributions, transfer assets, or pay fees, expenses or taxes assessed against all or a part of the Trust Fund, and the Trustee is not instructed as to the liquidation of such assets, assets will be liquidated in the order prescribed by rules published by the Custodian from time to time, which rules shall be formulated in a manner to eliminate the potential for exercise of discretion by the Custodian in the liquidation of assets and shall be applied consistently with respect to all similarly situated plans in the form of the Prototype Plan; provided that, if a contribution is being made to an affected subaccount as of the date the Trustee would otherwise be liquidating assets pursuant to this Section 10.11, the Trustee may withdraw the necessary amount of cash and invest the remainder of the contribution in investments in the same proportion as would have resulted had the withdrawal not been made. The Trustee is expressly authorized to liquidate assets in order to satisfy the Trust Fund's obligation to pay the Trustee's compensation if such compensation is not paid on a timely basis.

10.12 Resignation or Removal of Trustee. The Trustee may resign as Trustee hereunder by mailing or actually delivering written notice to the Employer 60 days prior to the resignation. The Employer may remove the Trustee by mailing or actually delivering written notice to the Trustee 60 days prior to removal. The notice period may be waived by the party entitled to the notice.

     Upon the resignation or removal of the Trustee, the Employer or Alliance shall appoint a successor Trustee. The successor shall have all rights, powers, privileges, liabilities and duties of the Trustee. Upon written acceptance of appointment by the successor, the Trustee shall assign, transfer and deliver to the successor all funds held in the Trust Fund and all records of the Trustee pertaining thereto. The Trustee is authorized, however, to reserve such funds as it deems advisable to provide for the payment of taxes, expenses and fees then due or to be incurred in connection with the settlement of its account, and any balance remaining after the settlement of its account shall be paid to the successor. The Trustee shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer the right, title and interest in the Trust assets, and all related rights and privileges, to the successor Trustee.

10.13 Resignation or Removal of Custodian.

     (a) The Custodian may resign by mailing or actually delivering written notice to the Employer, with a copy to Alliance, at least 60 days prior to the effectiveness of the resignation. Alliance may remove the Custodian by mailing or actually delivering written notice to the Custodian, with a copy to the Employer, at least 60 days prior to removal. The notice period may be waived by the person entitled to the notice. Upon the resignation or removal of the Custodian under this subsection (a), Alliance may designate a successor. The successor shall have all rights, powers, privileges, liabilities, and duties of the Custodian. Upon receipt by the Custodian of the successor's written acceptance of its appointment, the Custodian shall transfer and deliver to the successor all funds previously held by the Custodian, and all records of the Custodian pertaining thereto. If Alliance should fail to designate a successor within thirty days of its resignation or removal, it will transfer to the Trustee, or a person designated by the Trustee, all funds it previously held and all records pertaining thereto.

     (b) The Employer may remove the Custodian by mailing or actually delivering written notice to the Custodian at least 60 days prior to the removal. The notice period may be waived by the Custodian. Such removal shall constitute a withdrawal of the Employer of its Plan from under the Prototype Plan and the Employer's Plan shall thereupon be considered an "individually designed retirement plan". Upon its removal, the Custodian will transfer to the Trustee, or a person designated by the Trustee, all funds it previously held and all records pertaining thereto.

10.14 Compensation, Taxes and Expenses. The Trustee and Custodian shall be compensated in accordance with such fee schedule as they shall individually determine from time to time; provided, however, that any person serving as Trustee who already receives full-time pay from the Employer shall not receive compensation for serving as such under the Plan. The expenses specified below shall be charged to and paid from the Trust Fund as a whole. Notwithstanding the foregoing, if any expenses are allocable to one or more but not all Accounts, such obligations shall be paid from and charged solely to the Account or Accounts involved, either on a specific or proportionate basis; such proportions are to be determined on the basis of the portion of the Accounts giving rise to such charge.

     (a) Any taxes levied or assessed upon or in respect of the Trust or any assets in it and any transfer taxes incurred in connection with the investment and reinvestment of the assets of the Trust;

     (b) All administrative expenses incurred by the Trustee in the performance of his duties (including, without limitation, the Trustee's and Custodian's fees, and any fees for legal services rendered to the Trustee, Custodian, or Plan Administrator); and

     (c) All brokerage and other transaction fees.

     The Employer may pay or reimburse any expenses under paragraphs (a) and
(b), above, pursuant to such procedures as the Custodian shall prescribe.

10.15 Special Provisions Concerning the Custodian. Where separate persons are serving as Trustee and Custodian, to the full extent permissible under ERISA, the Code, any other applicable federal or state law, and the regulations, rules and interpretations thereunder, and subject to any written instrument executed by the Trustee and Custodian allocating responsibilities between them, all ministerial functions assigned to the Trustee under the Plan shall be delegated to the Custodian. These functions shall include in particular and not by way of limitation, the authority to cause any property of the Trust to be issued, held or registered in the individual name of the Trustee, in the name of its nominee, in a securities depository or in any such form as may be required or permitted under applicable law. All instructions required to be given, and all contributions required to be made, to the Trustee under the Plan will be effective if given or made to the Custodian in the manner prescribed by the Custodian. To the extent the Custodian is performing a function assigned to the Trustee under the Plan, the Custodian shall have the benefit of all of the limitations of the scope of the Trustee's duties and liabilities, all rights of indemnification granted to the Trustee and all other protections of any nature afforded the Trustee under the Plan.

     The Custodian may delegate any of its duties under the Plan to the Service Company by written agreement between the Custodian and the Service Company and all references to the "Custodian", including specifically and not by way of limitation in this Section 10.15 and Section 10.16, shall be construed to be references to the "Service Company" as necessary or appropriate to reflect such further delegation.

     It is understood and agreed that while the Custodian will perform certain ministerial duties (such as custodial, reporting, recording, and bookkeeping functions) with respect to Plan assets, such duties do not involve the exercise of any discretionary authority or other authority to manage or control Plan assets, and such duties will be performed in the normal course by officers and other employees of the Custodian who are unfamiliar with investment management. It is agreed that the Custodian is not undertaking any duty or obligation, express or implied, to review and will not be deemed to have any knowledge of or responsibility with respect to, or to have participated in, any transaction involving the investment of the Plan assets as a result of the performance of, or information received in the course of performing, such ministerial duties. In the event that "knowledge" of the Custodian shall be a prerequisite to imposing a duty upon, or determining liability of, the Custodian under the Plan or any law regulating the conduct of the Custodian with respect to Plan assets, as a result of any act or omission of any other person or as a result of any transaction engaged in by the Employer, the Plan Administrator, the Trustee, the Named Investment Fiduciary, a Participant, or an Investment Manager, then the receipt and processing of investment orders or other documents relating to Plan assets by an officer or other employee of the Custodian engaged in the performance of purely ministerial functions referred to herein shall not constitute "knowledge" of the Custodian. With respect to any transaction which the Custodian is directed to engage in, the Employer, the Named Investment Fiduciary, the Trustee and the person directing the transaction shall be responsible for making sure that the transaction does not violate any applicable provision of law or disqualify the Plan under the Code, and the Custodian shall have no such responsibility therefor. If the Custodian is also the Trustee, the Custodian's rights and protections under this Section 10.15 shall not be diminished by reason of its also serving as Trustee.

10.16 Scope of Alliance's and Custodian's Liability. Neither Alliance nor the Custodian shall be liable for losses or costs of any kind which may result (1) by reason of any action taken by it in accordance with the directions or instructions of the Employer, the Plan Administrator, the Trustee or a Participant or otherwise required to be taken in accordance with the Plan, including the Adoption Agreement, or (2) by reason of any failure to act due to the absence of such directions or instructions. Neither Alliance nor the Custodian has any duty to perform any action other than those specified in the Plan.

     Neither Alliance nor the Custodian has any duty to determine or advise Participants of the investment, tax or other consequences resulting from the Participants' actions or inactions involving their Accounts, nor is Alliance or the Custodian responsible for the investment, tax or other consequences of Participants' actions, its own actions in following their directions or its failing to act in the absence of their directions. Neither Alliance nor the Custodian shall in any way be liable for any inadequacy of the Trust Fund to pay benefits under the Plan, or be responsible for the collection of any contribution required under the Plan or the enforcement or the collection of any loan made pursuant to Section 5.4. The Trustee shall have no powers, duties or responsibilities with regard to the administration of the Plan nor shall it have any power, duty or responsibility to determine the rights or benefits of any person having or claiming an interest under the Plan. Except as required by ERISA, neither Alliance nor the Custodian shall be required to give bond or security for the performance of its duties.

     The Employer and, where Alliance or the Custodian is following the directions or instructions of a Participant, the Trustee, the Plan Administrator or the Named Investment Fiduciary, such Participant, the Trustee, Plan Administrator or the Named Investment Fiduciary (as the case may be), shall at all times fully indemnify and save harmless Alliance and the Custodian from any liability which may arise in connection with this Plan, except liability arising from the gross negligence or willful misconduct of Alliance and the Custodian. For purposes of this Section 10.14, "liability" shall include, without limitation, taxes, expenses, claims, damages, actions, suits, attorneys' fees, expenses of litigation or preparation for threatened litigation, and any other charges. Alliance and the Custodian shall be liable for their own gross negligence or willful misconduct in the performance of the duties expressly assumed by it under the Plan.

     It is agreed that any advice concerning investments provided by Alliance or its employees or by any of its affiliates or their employees, shall not serve as a primary basis for any investment decision of the Employer, any Participant, or any Investment Manager.

     If the Custodian is also the Trustee, the Custodian's rights and protections under this Section 10.16 shall not be diminished by reason of any action or inaction on the part of the Custodian while acting as Trustee.


                      ARTICLE XI: AMENDMENT AND TERMINATION

11.1 Amendments.

     (a) The Employer delegates to Alliance the power to amend any part of this Prototype Plan. Alliance may do so from time to time by an instrument in writing executed by Alliance, but no amendment shall be effective unless a copy of such amendment has been furnished to the Employer. In the event of any amendment by Alliance, each Employer shall be deemed to have consented thereto unless its dissent in writing is delivered to Alliance within 30 days after a copy of the amendment shall have been furnished to the Employer. In the event that the Employer dissents to any such amendment, such dissent shall constitute a withdrawal by the Employer of its Plan from under the Prototype Plan and the Employer's Plan shall thereupon be considered an "individually-designed retirement plan". Except in the case of such dissent, upon the execution by Alliance of an instrument setting forth the amendment, the Plan shall be deemed to have been so amended, effective as of the date specified in the instrument, which may be retroactive if therein so provided, and all Participants and other persons claiming any interest under the Plan shall be bound thereby. Unless required in order for a Plan to be a Qualified Plan or permitted for a Qualified Plan, no amendment of the Prototype Plan or the Plan shall cause or permit any property held subject to the terms of the Plan to be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries or to revert to or become the property of the Employer or deprive any Participant or Beneficiary of any benefit to which he is entitled under the Plan.

     (b) The Employer may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans, and (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this master or prototype Plan and will be considered to have an individually designed plan.

     (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top-heavy vesting schedule, each Participant with at least three Years of Service may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five Years of Service" for "three Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

               (i) 60 days after the amendment is adopted;

              (ii) 60 days after the amendment becomes effective; or

             (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or the Plan Administrator.

     (d) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this subsection
(d), a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

11.2 Employer Withdrawal. The Employer may withdraw the Plan from under this Prototype Plan by dissenting to an amendment to the Prototype Plan as provided in Section 11.1(a) or by delivering written notice of discontinuance of participation under the Prototype Plan to the Trustee. In either case, the rules and procedures of the Internal Revenue Service governing "individually-designed retirement plans" will thereafter be applicable to the Employer's Plan. A withdrawal from the Prototype Plan by the Employer shall not of itself constitute a termination of the Plan. Upon such withdrawal, the Employer shall succeed to Alliance's power as described in Section 11.1 to amend the Plan. Also, if the Employer's Plan fails at any time to meet the requirements for status as a Qualified Plan, the Plan will be considered withdrawn from the Prototype Plan and will be considered an "individually-designed retirement plan".

11.3 When Consent of the Trustee or Custodian to an Amendment is Necessary. No amendment may increase the duties, obligations or responsibilities of the Trustee or Custodian, or affect the fees of either of them for services under the Plan, without the written consent of the person affected thereby.

11.4 Termination. The Plan will terminate when the Plan is terminated by the Employer or when the Employer permanently discontinues its contributions under the Plan. The Plan will also terminate (a) if the Employer is a sole proprietorship, upon the death of the sole proprietor, (b) if the Employer is a partnership, upon termination of the partnership, (c) if the Employer is judicially declared bankrupt or insolvent, (d) upon the dissolution, merger, consolidation or reorganization of the Employer, (e) upon the sale or other disposition of all or substantially all of the assets of the Business, or (f) upon any other termination of the Business, provided that in any such event, any successor to a purchaser of the Employer's Business may continue the Plan, in which case the successor or purchaser will thereafter be considered the Employer for purposes of the Plan. The Employer shall notify the Plan Administrator and the Trustee in writing of the termination of the Plan. Any other provision of the Plan to the contrary notwithstanding, in the event of the termination or partial termination of the Plan or in the event of a complete discontinuance of contributions under the Plan, the Account balance of each Participant will immediately become and at all times remain fully vested and non-forfeitable.

11.5 Distributions upon Plan Termination. Upon the termination of the Plan as provided in Section 11.4, at the Employer's election, either the Trust Fund shall continue to be held and distributed as if the Plan had not been terminated or any and all assets remaining in the Trust Fund as of the date of such termination, together with any earnings subsequently accruing thereon, shall be distributed promptly by the Trustee to the Participants in accordance with the Plan Administrator's instructions. Each such distribution shall be made in accordance with the applicable provisions, including restrictions, of Sections 6.1(b), (c) and (d), 6.2, 6.4, 6.5, 6.6 and 7.1, as elected by the recipient Participant or Beneficiary, as the case may be. The Trust Fund shall continue in effect until all distributions therefrom are complete. Upon the completion of such distributions, the Trustee shall be relieved from all further liability with respect to all amounts so paid or distributed.


                           ARTICLE XII: MISCELLANEOUS

12.1 Status of Participants. Neither the establishment or operation of the Plan and the Trust Fund, nor any amendment or other modification thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, the Plan Administrator, or the Trustee, except as provided in the Plan or by law. The Plan is not a contract of Employment and in no event shall the terms of Employment of any individual be modified or in any way whatsoever be affected by the Plan.

12.2 Source of Benefits. It is a condition of the Plan, and each Participant by participating in the Plan expressly agrees, that he and his Beneficiary shall look solely to the Trust Fund for the payment of any benefit to which he is entitled under the Plan.

12.3 Exclusive Benefit. Subject to Section 12.6, the corpus or income of the Trust Fund may not be diverted to or used for other than the exclusive benefit of Participants or their Beneficiaries and paying the reasonable expenses of the Plan and Trust.

12.4 Plan Merger, Consolidation or Transfer. In the event of a merger or consolidation of the Plan with, or transfer of assets to, any other plan, each Participant will be entitled (if the Plan then terminated) to receive a benefit immediately after the merger, consolidation or transfer which is at least equal to the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

12.5 Non-Reversion of Contributions. The Plan is established for the exclusive benefit of the Participants and their Beneficiaries, and under no circumstances shall any of the assets of the Trust Fund established hereunder revert to the Employer, except in connection with the distribution of benefits to Participants or except as provided in Section 12.6.

12.6 Return of Employer Contributions under Special Circumstances. Notwithstanding any provision of this Plan to the contrary, upon timely written demand by the Employer or the Plan Administrator to the Trustee:

     (a) Any contribution by the Employer to the Plan under a mistake of fact shall be returned to the Employer by the Trustee within one year after the payment of the contribution.

     (b) Any contribution made by the Employer conditional upon the determination by the Commissioner of Internal Revenue that the Plan is initially a Qualified Plan shall be returned to the Employer by the Trustee within one year after notification from the Internal Revenue Service that the Plan is not initially a Qualified Plan, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     (c) Any contribution made by the Employer conditioned upon the deductibility of the contribution under section 404 of the Code shall be returned to the Employer within one year after a deduction for the contribution under section 404 of the Code is disallowed by the Internal Revenue Service, but only to the extent disallowed. Unless specifically provided to the contrary at the time the contribution is made or otherwise required by another provision of the Plan, all Employer Contributions are made on the condition that current tax deductions are allowable for such contributions.

     (d) Any amount contributed under the Plan by the Employer which cannot then be allocated to Participants' Accounts due to the limitations of Code section 415 shall, upon termination of the Plan, revert to the Employer.

12.7 Inalienability of Benefits. No benefit or interest provided under the Plan will be subject, either voluntarily or involuntarily, to assignment, alienation, garnishment, attachment, execution or levy of any kind, and no attempt to cause any such benefits to be so subjected shall be recognized. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a "domestic relations order" (as defined in section 414(p) of the Code) unless such order is determined by the Plan Administrator to be a "qualified domestic relations order" (as defined in section 414(p) of the Code) or, in the case of a "domestic relations order" entered before January 1, 1985, if either payment of benefits pursuant to the order has commenced as of that date or the Plan Administrator decides to treat such order as a "qualified domestic relations order" within the meaning of section 414(p) of the Code) even if it does not otherwise qualify as such.

12.8 Domestic Relations Orders. Any other provision of the Plan to the contrary notwithstanding, the Plan Administrator shall have all powers necessary with respect to the Plan for the proper operation of section 414(p) of the Code with respect to "qualified domestic relations orders" (or "domestic relations orders" treated as such) referred to in Section 12.7, including, but not limited to, the power to establish all necessary or appropriate procedures, to authorize the establishment of new accounts with such assets and subject to such investment control by the Plan Administrator as the Plan Administrator may deem appropriate, and the Plan Administrator may decide upon and to make direct appropriate distributions therefrom. To the extent provided under any such order, a former spouse will be treated as a spouse or surviving spouse, as appropriate, under the Plan, and a current spouse will not be treated as a spouse or surviving spouse.

12.9 Employer's and Trustee's Protective Clause. If the Plan Administrator or a Participant directs that an investment be made in an annuity contract, neither the Employer or the Trustee shall be responsible for the validity of the contract or the failure of any insurance company to make payments provided by any contract or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part. Unless caused by gross negligence or willful misconduct, the Trustee's failure to purchase any contract or pay any premium when due does not give anyone a claim against the Trustee.

12.10 Insurer's Protective Clause. Any insurer who issues an annuity contract, shall have no responsibility for the validity, tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Plan Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Plan Administrator or Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action to allow any benefit or privilege contrary to the terms of any contract.

12.11 Notices. Except where otherwise specifically required in the Plan, any notice or other communication provided for in the Plan from the Employer, the Plan Administrator or the Trustee to any person shall be effective if sent by first class mail to such person at that person's last address in the sender's records, provided, however, that any notice to Alliance, the Service Company, the Trustee or the Custodian shall be effective if sent by first class mail to the address last specified by that person as the address to which notices are to be sent.

12.12 Applicable Plan Years. The provisions of this Prototype Plan are effective with respect to a Plan for Plan Years commencing on or after January 1, 1987 or such later date as is specified in the Adoption Agreement; provided, however, that the provisions of this Plan required to conform to or to comply with the provisions of the Tax Reform Act of 1986 effective for Plan Years beginning on or after January 1, 1989 shall, unless otherwise specified, only become effective for such Plan Years. To the extent the proviso in the preceding sentence delays the effective date of any provision, the corresponding provision of the Qualified Plan of an Employer which this Plan replaces shall continue to be applicable until such delayed effective date. Notwithstanding the foregoing, nothing in this Section 12.12 shall be construed to permit the retroactive effectiveness of any Plan provision to the extent such retroactivity is not otherwise permitted by law.

12.13 Governing Law and Plan Qualification. This Plan shall be construed, interpreted, administered and enforced in accordance with the laws of the state of incorporation of the Trustee (or, if the Trustee is not a corporation, the State of New York) except to the extent preempted by the laws of the United States of America. Any provision of the Plan in conflict with applicable federal law shall survive to the extent permitted by that law. The Plan is intended to be a Qualified Plan that is a profit-sharing plan and if any provision of the Plan is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent. Alliance, the Service Company, the Trustee and the Custodian shall have no responsibility as to whether or not such intentions are achieved through use of the Plan.

12.14 Severability. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

12.15 Articles and Section References. Titles of Articles and Sections of the Plan are for convenience of reference only and are to be disregarded in applying the provisions of the Plan. A reference in this Prototype Plan to an Article or
Section is to the Article or Section so specified of the Prototype Plan, unless otherwise indicated.

12.16 Gender and Number. Whenever used in the Plan, masculine pronouns include the feminine, the singular includes the plural, and the plural includes the singular, unless qualified by the context. The use of the masculine pronoun shall not be deemed to imply any preference for the masculine gender or any subordination, disqualification or exclusion of the feminine.


                       ARTICLE XIII: TOP-HEAVY PROVISIONS

13.1 Top-Heavy Rules. In any Plan Year that this Plan is or becomes a Top-Heavy Plan, the provisions of Sections 13.4 through 13.9 will automatically supersede any conflicting provision of the Plan.

13.2 Top-Heavy Plan. For any Plan Year beginning after December 31, 1983, the Plan will be a Top-Heavy Plan if:

     (a) The Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans; or

     (b) This Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent; or

     (c) This Plan is part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

If elected in the Adoption Agreement, the Plan will be a Top-Heavy Plan without regard to the foregoing conditions being met.

13.3 Definitions. For purposes of this Article XIII, the following definitions shall apply:

     (a) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of a plan, the last day of that year.

     (b) Employee. Any employee of an Employer and any beneficiary of such an employee.

     (c) Employer. The Employer and any Affiliate.

     (d) Key Employee. Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's Compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under Code section 318) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the regulations thereunder.

     (e) Permissive Aggregation Group. The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

     (f) Present Value. The Present Value of a benefit shall be determined using the interest rate and mortality assumptions as specified in the Adoption Agreement.

     (g) Required Aggregation Group. (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period regardless of whether the Plan has terminated, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

     (h) Top Heavy Ratio:

          (1) If in addition to this Plan the Employer maintains one or more other Defined Contribution Plans (including any simplified employee pension plan) and the Employer has not maintained any Defined Benefit Plan which during the 5-year period ending on the Determination Date has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balance of all Key Employees as of the Determination Date (including any part of any account balance distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and regulations thereunder.

          (2) If in addition to this Plan the Employer maintains one or more Defined Contributions Plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the 5-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregate Defined Contribution Plans for all Key Employees, determined in accordance with (1) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated Defined Benefit Plans for all participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under the Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

          (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and the second plan years of a Defined Benefit Plan. The account balances and accrued benefits of a participant (x) who is not a Key Employee but who was a Key Employee in the prior year, or (y) who has not been credited with at least one hour of service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the Fractional rule of Section 411(b)(1)(c) of the Code.

     (i) Valuation Date. The last day of the Plan Year, unless a different date is specified in the Adoption Agreement.

13.4 Vesting Requirements. Subject to Section 11.1(c) and the last sentence of this Section 13.4, in any Plan Year that the Plan is a Top-Heavy Plan and in all Plan Years thereafter, the nonforfeitable percentage of amounts in a Participant's account attributable to Employer Contributions shall be at least the percentage determined in accordance with the Top-Heavy vesting schedule Specified in the Adoption Agreement. The minimum vesting schedule applicable under this Section 13.4 applies to all benefits within the meaning of Code
Section 411(a)(7) except those attributable to Section 401(k) Contributions and After-Tax Contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in participant's nonforfeitable percentages may occur in the event the Plan is no longer a Top-Heavy Plan for any Plan Year.

However, this Section 13.4 does not apply to the account balances of any Employee who does not have and hour of service after the Plan has initially become a Top-Heavy Plan, and such an Employee's account balance attributable to Employer Contributions and forfeitures will be determined without regard to this
Section 13.4. The minimum vesting schedule applicable under this Section 13.4 shall cease to apply to a Participant when and if the Plan ceases to be a Top-Heavy Plan only upon the adoption by the Employer of an amendment to the vesting schedule, subject to the rules of Section 11.1(c) concerning such amendments.

13.5 Minimum Benefit. For any Plan Year that the Plan is a Top-Heavy Plan, the sum of the Profit-Sharing Contributions (and forfeitures attributable thereto) and 401(k) Bonus Contributions allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant' compensation, or in the case where the Employer has no Defined Benefit Plan which designates this Plan to satisfy the requirements of Section 401 of the Code, the largest percentage of Employer Contributions (and forfeitures attributable thereto), as a percentage of the Key Employee's compensation, allocated on behalf of any Key Employee for that year; provided, however, that if the Adoption Agreement provides that 401(k) Bonus Contributions for a Plan Year are allocated only to accounts of Participants who elected Salary Deferral Contributions for the Plan Year, 401(k) Bonus Contributions shall not be taken into consideration in determining whether the account of a Participant who is not a Key Employee has received the required minimum allocation. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (a) the Participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), or (b) the Participants failure to make mandatory employee contributions, or (c) Compensation less than a stated amount. The provisions of this Section 13.5 shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year, nor shall they apply to any Participant to the extent the Participant is covered under any other plan or plans the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans. The minimum allocation required by this
Section 13.5 (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or (D).

13.6 Limit on Includible Compensation. For any Plan Year commencing prior to January 1, 1989, in which the Plan is a Top-Heavy Plan, only the first $200,000 of a Participant's Compensation (or such larger amount as may be prescribed by the Secretary of Treasury or his delegate) shall be taken into account in determining the allocation of Employer Contributions under the Plan.

13.7 Employees Covered by a Collective Bargaining Agreement. Sections 13.4, 13.5 and 13.6 shall not apply with respect to any Employee included in a unit of employees covered by a collective bargaining agreement if there is evidence that retirement benefits were the subject of good faith bargaining between the employees' representative and the Employer. For this purpose, the term "employee's representative" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

13.8 Simplified Employee Pensions. A simplified employee pension shall be treated as a Defined Contribution Plan. The Employer may elect to determine benefits under such a plan by taking into account aggregate Employer contributions in lieu of the aggregate accounts of Employees.

13.9 Combined Limit on Contributions and Benefits for Key Employees. Except as provided in (a) and (b) below, in any Plan Year in which the Plan is a Top-Heavy Plan, the calculation of the denominators of the Defined Benefit Fraction and the Defined Contribution Fraction, for purposes of determining the combined limit in Section 4.1(e) for any Key Employee who participates in both a Defined Benefit Plan and a Defined Contribution Plan of the Employer, shall be made based on 100 percent of the dollar limitations in effect under Code section 415(b)(1)(A) and (c)(1)(A) (rather than 125 percent) for such Plan Year.

     (a) The Employer may elect in the Adoption Agreement to have the combined limit in Section 4.1(e) determined based on 125 percent of such dollar limitations for any Plan Year in which the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in each place it appears in
Section 13.2. If the Employer so elects, then for any such Plan Year "4%" shall be substituted for "3%" everywhere it appears in Section 13.5, for purposes of determining the minimum amount of contributions and forfeitures required to be allocated on behalf of any Participant.

     (b) The application of this Section 13.9 shall be suspended with respect to any individual so long as there are no Employer Contributions, forfeitures or After-Tax Contributions allocated to him, or accruals for him under the Defined Benefit Plan.